                     Long Beach Mortgage Loan Trust 2006-WL1


                                 $1,989,332,000
                               (+/-5% Approximate)


                           Long Beach Securities Corp.
                                    Depositor


                           Long Beach Mortgage Company
                       Sponsor, Seller and Master Servicer


                 Goldman, Sachs & Co.      WaMu Capital Corp.
                                Co-Lead Managers


                         [LOGO]         [LOGO] WaMu Capital Corp.
                                               ---------------------------------
                                               A Washington Mutual, Inc. Company

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-743-3336.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing this free writing prospectus which may or may not be stated therein. This free writing prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

This free writing prospectus is not an offer to sell or a solicitation of any offer to buy nor shall there be any sale of the securities discussed in this free writing prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) no representation that these materials are accurate or complete and may not be updated or (2) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Preliminary Term Sheet                            Date Prepared: January 4, 2006

                                 $1,989,332,000
                              (+/- 5% Approximate)

                     Long Beach Mortgage Loan Trust 2006-WL1

---------------------------------------------------------------------------------------------------------------------
                      Principal            Expected Rating             Assumed Final               Certificate
Class(1,2)            Balance($)             S&P/Moody's             Distribution Date                Type
---------------------------------------------------------------------------------------------------------------------
I-A                      616,786,000          AAA / Aaa              January 25, 2036         Floating Rate Senior
---------------------------------------------------------------------------------------------------------------------
II-A1                    614,065,000          AAA / Aaa              January 25, 2036         Floating Rate Senior
---------------------------------------------------------------------------------------------------------------------
II-A2                    321,384,000          AAA / Aaa              January 25, 2036         Floating Rate Senior
---------------------------------------------------------------------------------------------------------------------
II-A3                     31,174,000          AAA / Aaa              January 25, 2036         Floating Rate Senior
---------------------------------------------------------------------------------------------------------------------
M-1                       75,400,000          AA+ / Aa1              January 25, 2036       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------
M-2                       68,170,000           AA / Aa2              January 25, 2036       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------
M-3                       42,349,000          AA- / Aa3              January 25, 2036       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------
M-4                       37,183,000           A+ / A1               January 25, 2036       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------
M-5                       34,086,000            A / A2               January 25, 2036       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------
M-6                       30,986,000           A- / A3               January 25, 2036       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------
M-7                       28,921,000         BBB+ / Baa1             January 25, 2036       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------
M-8                       25,822,000          BBB / Baa2             January 25, 2036       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------
M-9                       20,657,000          BBB / Baa3             January 25, 2036       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------
M-10                      21,691,000          BBB- / Ba1             January 25, 2036       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------
M-11                      20,658,000          BBB- / Ba2             January 25, 2036       Floating Rate Subordinate
---------------------------------------------------------------------------------------------------------------------
Total                  1,989,332,000
---------------------------------------------------------------------------------------------------------------------

(1) The Class I-A Certificates will be backed primarily by the Group I Mortgage Loans. The Class II-A1, Class II-A2 and Class II-A3 Certificates will be backed primarily by the Group II Mortgage Loans. The Class M Certificates (as defined herein) will be backed by the cash flows from the Mortgage Loans. The principal balance of each class of the Certificates is subject to a 5% variance.

(2) The Certificates are priced to a 10% Clean-up Call. The margin on the Class I-A, Class II-A1, Class II-A2 and Class II-A3 Certificates will be equal to 2.0x the original margin on the first Distribution Date after the 10% Clean-up Call may first be exercised. The margin on each of the Class M Certificates will be equal to 1.5x the original margin on the first Distribution Date after which the 10% Clean-up Call may first be exercised.

Depositor:                     Long Beach Securities Corp.

Sponsor, Seller and
Master Servicer:               Long Beach Mortgage Company.

Trust:                         Long Beach Mortgage Loan Trust 2006-WL1.

Sub-Servicer:                  Washington Mutual Bank.

Servicing Fee:                 0.50% per annum.

Co-Lead Managers:              Goldman, Sachs & Co. and WaMu Capital Corp.

Trustee:                       Deutsche Bank National Trust Company.

Trustee Fee:                   Compensation to the Trustee will consist of the
                               trustee fee of 0.01% per annum and of interest
                               earned on amounts in the distribution account
                               prior to any Distribution Date.

Swap Counterparty:             Goldman Sachs Mitsui Marine Derivative Products,
                               L.P.

Group I Certificates:          The Class I-A Certificates.

Group II Certificates:         The Class II-A1, Class II-A2 and Class II-A3
                               Certificates.

Class A Certificates:          The Group I Certificates and the Group II
                               Certificates.

Class M Certificates:          The Class M-1, Class M-2, Class M-3, Class M-4,
                               Class M-5, Class M-6, Class M-7, Class M-8, Class
                               M-9, Class M-10 and Class M-11 Certificates.

Certificates:                  The Class A Certificates and the Class M
                               Certificates.

Federal Tax Status:            The Certificates will represent ownership of
                               REMIC regular interests for tax purposes.

Registration:                  The Certificates will be available in book-entry
                               form through DTC and, upon request, through
                               Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:                  January 1, 2006.

Statistical Calculation
Date:                          December 1, 2005.

Expected Pricing Date:         On or about January 6, 2006.

Expected Closing Date:         On or about [February 8], 2006.

Expected Settlement Date:      On or about [February 8], 2006.

Distribution Date:             The 25th day of each month (or if such day is not
                               a business day, the next succeeding business day)
                               commencing in February 2006.

Final Scheduled
Distribution Date:             January 2036. The actual final Distribution Date
                               for each class of the Certificates may be earlier
                               or later, and could be substantially earlier,
                               than the Distribution Date in January 2036.

Due Period:                    With respect to any Distribution Date, the period
                               commencing on the 2nd business day of the month
                               preceding the month in which the Distribution
                               Date occurs and ending on the 1st day of the
                               month in which such Distribution Date occurs.

Prepayment Period:             With respect to any Distribution Date, (i) the
                               period commencing on the 15th day of the month
                               preceding the month in which the Distribution
                               Date occurs (or in the case of the first
                               Distribution Date, the Cut-off Date) and ending
                               on the 14th day of the month in which such
                               Distribution Date occurs, for purposes of
                               prepayments in full; and (ii) the calendar month
                               immediately preceding the month in which the
                               Distribution Date occurs, for any other purpose.

Accrued Interest:              The price to be paid by investors for the
                               Certificates will not include accrued interest
                               (settling flat).

Interest Accrual Period:       With respect to each Distribution Date, the
                               period commencing on the previous Distribution
                               Date (or, in the case of the first Distribution
                               Date, the Closing Date) and ending on the day
                               prior to such Distribution Date (on an actual/360
                               basis).

ERISA Eligibility:             The Certificates are not expected to be ERISA
                               eligible unless an exemptive relief is available
                               under one of the ERISA's prohibited transaction
                               class exemptions.

SMMEA Eligibility:             The Group I Certificates are expected to
                               constitute "mortgage related securities" for
                               purposes of SMMEA. None of the other Certificates
                               is expected to be SMMEA eligible.

Clean-up Call:                 The terms of the transaction will allow for a
                               clean-up call of the Mortgage Loans and the
                               retirement of the Certificates, which may be
                               exercised by the majority holder of the Class C
                               Certificates, except if such holder is Long Beach
                               or any of its affiliates, on the Distribution
                               Date following the determination date in which
                               the aggregate stated principal balance of the
                               Mortgage Loans is less than or equal to 10% of
                               the aggregate stated principal balance of the
                               Mortgage Loans as of the Cut-off Date. If the
                               majority holder of the Class C Certificates does
                               not exercise such right, the Master Servicer will
                               be permitted to exercise the clean-up call.

Mortgage Loans:                The Mortgage Loans will consist of a pool of
                               fixed-rate and adjustable-rate, one- to
                               four-family, first lien and second lien
                               residential mortgage loans. The description of
                               the Mortgage Loans is on the basis of their
                               scheduled principal balances as of the
                               Statistical Calculation Date. As of the
                               Statistical Calculation Date, the Mortgage Loans
                               have an aggregate scheduled principal balance of
                               approximately $2,081,150,970 of which: (i)
                               approximately $810,717,725 consist of a pool of
                               conforming balance, first lien, fixed-rate and
                               adjustable-rate mortgage loans (the "Group I
                               Mortgage Loans") and (ii) approximately
                               $1,270,433,245 consist of a pool of conforming
                               and non-conforming balance, first lien and second
                               lien, fixed-rate and adjustable-rate mortgage
                               loans (the "Group II Mortgage Loans" and together
                               with the Group I Mortgage Loans, the "Mortgage
                               Loans"). The

                               Mortgage Loans are expected to have the
                               characteristics described on Exhibit A. The
                               Mortgage Loan principal balances that are transferred to the trust will be the scheduled principal balances as of the Cut-off Date, January 1, 2005. With respect to the Mortgage
                               Loan pool, some scheduled principal amortization will occur, and some unscheduled principal amortization may occur from the Statistical
                               Calculation Date to the Cut-off Date and from the Cut-off Date to the Closing Date.

                               Approximately 55.18% of the Mortgage Loans are
                               40-Year Mortgage Loans, approximately 42.38% of the Group I Mortgage Loans are 40-Year Mortgage
                               Loans, and approximately 63.35% of the Group II
                               Mortgage Loans are 40-Year Mortgage Loans.

40-Year Mortgage Loans:        Mortgage Loans with an original term to maturity
                               equal to 480 months.

Adjusted Net Mortgage
Rate: With respect to any Mortgage Loan, the mortgage rate for such Mortgage Loan less the servicing fee rate and the trustee fee rate.

Pass-Through Rate:             With respect to each Class of the Class A
                               Certificates on any Distribution Date, a per
                               annum rate equal to the least of (i) the related
                               Formula Rate, (ii) the Net WAC Rate and (iii) the
                               related Cap Rate.

                               With respect to each Class of the Class M
                               Certificates on any Distribution Date, a per annum rate equal to the lesser of (i) the related
                               Formula Rate and (ii) the Net WAC Rate.

Formula Rate:                  With respect to each Class of Certificates, a per
                               annum rate equal to One Month LIBOR plus the
                               related margin for such Class.

Group I Cap Rate:              With respect to any Distribution Date, a per
                               annum rate equal to (A) the weighted average of
                               the Adjusted Net Mortgage Rates of the Group I
                               Mortgage Loans plus (B) the annualized percentage
                               equivalent of a fraction, (i) the numerator of
                               which is equal to (x) any net swap payment made
                               to the Trust minus (y) the sum of (a) any net
                               swap payment made to the Swap Counterparty, and
                               (b) the Coupon Strip and (ii) the denominator of
                               which is the aggregate stated principal balance
                               of the Mortgage Loans (adjusted to an effective
                               rate reflecting the accrual of interest on an
                               actual/360 basis).

Group II Cap Rate:             With respect to any Distribution Date, a per
                               annum rate equal to (A) the weighted average of
                               the Adjusted Net Mortgage Rates of the Group II
                               Mortgage Loans plus (B) the annualized percentage
                               equivalent of a fraction, (i) the numerator of
                               which is equal to (x) any net swap payment made
                               to the Trust minus (y) the sum of (a) any net
                               swap payment made to the Swap Counterparty, and
                               (b) the Coupon Strip and (ii) the denominator of
                               which is the aggregate stated principal balance
                               of the Mortgage Loans (adjusted to an effective
                               rate reflecting the accrual of interest on an
                               actual/360 basis).

Net WAC Rate:                  With respect to any Distribution Date, a per
                               annum rate equal to (A) the weighted average of
                               the Adjusted Net Mortgage Rates of the Mortgage
                               Loans plus (B) the annualized percentage
                               equivalent of a fraction, (i) the numerator of
                               which is equal to (x) any net swap payment made
                               to the Trust minus (y) the sum of (a) any net
                               swap payment made to the Swap Counterparty and
                               (b) the Coupon Strip and (ii) the denominator of
                               which is the aggregate stated principal balance
                               of the Mortgage Loans (adjusted to an effective
                               rate reflecting the accrual of interest on an
                               actual/360 basis).

Net WAC Rate
Carryover Amount:              With respect to any Class of Certificates on any
                               Distribution Date on which the Pass-Through Rate
                               for such Class of Certificates is limited by the
                               Net WAC Rate or the related Cap Rate, an amount
                               equal to the sum of (i) the excess of (a) the
                               amount of interest that would have accrued on
                               such class based on the related Formula Rate over
                               (b) the amount of interest actually accrued on
                               such class based on the Net WAC Rate or the
                               related Cap Rate, as applicable, and (ii) the
                               unpaid portion of any related Net WAC Rate
                               Carryover Amount from the prior Distribution Date
                               together with accrued interest thereon at the
                               related Formula Rate. Any Net WAC Rate Carryover
                               Amount will be paid on such Distribution Date or
                               future Distribution Dates to the extent of funds
                               available.

Group I Interest
Distribution Amount:           With respect to any Distribution Date, an amount
                               equal to the sum of (a) the portion of available
                               funds attributable to interest received or
                               advanced with respect to the Group I Mortgage
                               Loans and (b) compensating interest paid by the
                               Master Servicer with respect to the Group I
                               Mortgage Loans.

Group II Interest
Distribution Amount:           With respect to any Distribution Date, an amount
                               equal to the sum of (a) the portion of available
                               funds attributable to interest received or
                               advanced with respect to the Group II Mortgage
                               Loans and (b) compensating interest paid by the
                               Master Servicer with respect to the Group II
                               Mortgage Loans.

Final Maturity
Reserve Fund:                  If on the 84th Distribution Date or any
                               Distribution Date thereafter where the aggregate
                               principal balance of the 40-Year Mortgage Loans
                               is greater than a specified amount for each
                               Distribution Date, an amount equal to
                               approximately 0.50% of the aggregate principal
                               balance of the Mortgage Loans ("Coupon Strip")
                               will be placed into a reserve fund (the "Final
                               Maturity Reserve Fund") and will be available if
                               needed to make a payment to certificateholders on
                               the 360th Distribution Date.

Group I Principal
Allocation Percentage:         With respect to any Distribution Date, the
                               principal remittance amount for the Group I
                               Mortgage Loans divided by the aggregate principal
                               remittance amount for the Mortgage Loans.

Group II Principal
Allocation Percentage:         With respect to any Distribution Date, the
                               principal remittance amount for the Group II
                               Mortgage Loans divided by the aggregate principal
                               remittance amount for the Mortgage Loans.

Group I and Group II
Principal Distribution
Amounts: With respect to any Distribution Date, generally an amount determined by multiplying the related
                               Group I Principal Allocation Percentage or Group
                               II Principal Allocation Percentage by the aggregate principal remittance amount for the Mortgage Loans.

Senior Principal
Distribution Amount:           With respect to any Distribution Date, an amount
                               equal to the lesser of (I) the aggregate
                               principal balance of the Class A Certificates
                               immediately prior to such Distribution Date and
                               (II) the excess of (x) the aggregate principal

                               balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                               53.30% and (ii) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment
                               Period) and (B) the aggregate stated principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment
                               Period) minus 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.

Group I and Group II
Senior Principal
Distribution Amounts:          With respect to any Distribution Date, an amount
                               determined by multiplying the related Group I
                               Principal Allocation Percentage or Group II
                               Principal Allocation Percentage by the Senior
                               Principal Distribution Amount.

Overcollateralization
Target Amount:                 With respect to any Distribution Date:

                               (i) prior to the Stepdown Date, 3.70% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date; and,

                               (ii) on or after the Stepdown Date, the greater
                                    of:

                                    (a) 7.40% of the current aggregate stated principal balance of the Mortgage Loans; and

                                    (b) 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date (the "OC Floor"); provided however, that on any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Target Amount will be equal to the Overcollateralization Target
                                    Amount as of the preceding Distribution
                                    Date.

Stepdown Date:                 The earlier to occur of:

                               (i) the Distribution Date on which the aggregate principal balance of the Class A
                                    Certificates has been reduced to zero; and,

                               (ii) the later to occur of

                                    (x)the Distribution Date occurring in
                                    February 2009 and

                                    (y)the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 46.70%.

Credit Enhancement:            Consists of the following:

                                    1) Excess Cashflow;

                                    2) Overcollateralized Amount; and,

                                    3) Subordination.

Excess Cashflow:               With respect to any Distribution Date, an amount
                               equal to the available funds remaining after
                               priorities (I) and (II) under "Priority of
                               Distributions."

Overcollateralized
Amount: With respect to any Distribution Date, the excess of the aggregate stated principal balance of the Mortgage Loans on the last day of the related Due
                               Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the aggregate principal balance of the Class A
                               Certificates, the Class M Certificates and the
                               Class P Certificates (assuming that 100% of the aggregate principal remittance amount is applied as a principal payment on such Distribution
                               Date). On the Closing Date, the
                               Overcollateralized Amount will be fully funded at approximately 3.70% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. To the extent the Overcollateralized Amount is reduced below the Overcollateralization Target Amount, Excess
                               Cashflow will be distributed to the Certificates as described below to build the Overcollateralized Amount until the
                               Overcollateralization Target Amount is reached.

Credit Enhancement
Percentage:                    With respect to any Distribution Date an amount
                               equal to (i) the sum of (a) the aggregate
                               principal balance of the Class M Certificates and
                               (b) the Overcollateralized Amount divided by (ii)
                               the aggregate stated principal balance of the
                               Mortgage Loans.

Delinquency
Trigger Event:                 With respect to any Distribution Date on or after
                               the Stepdown Date, if the 60+ delinquency
                               percentage exceeds 33.50% of the Credit
                               Enhancement Percentage.

Loss Trigger Event:            With respect to any Distribution Date on or after
                               the Stepdown Date, if the cumulative Realized
                               Losses on the Mortgage Loans as a percentage of
                               the aggregate stated principal balance of the
                               Mortgage Loans as of the Cut-off Date, for the
                               related Distribution Date are greater than:

----------------------------------------------------------------------------------------------------------------
     Distribution Date                                 Cumulative Realized Loss Percentage
----------------------------------------------------------------------------------------------------------------
   Feb 2008 to Jan 2009            1.40% for the first month, plus an additional 1/12th of 1.80% for each month thereafter
----------------------------------------------------------------------------------------------------------------
   Feb 2009 to Jan 2010            3.20% for the first month, plus an additional 1/12th of 1.75% for each month thereafter
----------------------------------------------------------------------------------------------------------------
   Feb 2010 to Jan 2011            4.95% for the first month, plus an additional 1/12th of 1.40% for each month thereafter
----------------------------------------------------------------------------------------------------------------
   Feb 2011 to Jan 2012            6.35% for the first month, plus an additional 1/12th of 0.75% for each month thereafter
----------------------------------------------------------------------------------------------------------------
  Feb 2012 and thereafter                                             7.10%
----------------------------------------------------------------------------------------------------------------

Trigger Event:                 With respect to any Distribution Date if either a
                               Loss Trigger Event or a Delinquency Trigger Event
                               is in effect on such Distribution Date.

Credit Support:

                                                       Target Credit Enhancement
                                  Initial Credit              Percentage
                              Enhancement Percentage  On and After Stepdown Date
                              --------------------------------------------------
                               Class        Percent      Class        Percent
                              --------------------------------------------------
                                 A           23.35%        A           46.70%
                                M-1          19.70%       M-1          39.40%
                                M-2          16.40%       M-2          32.80%
                                M-3          14.35%       M-3          28.70%
                                M-4          12.55%       M-4          25.10%
                                M-5          10.90%       M-5          21.80%

                                                       Target Credit Enhancement
                                  Initial Credit              Percentage
                              Enhancement Percentage  On and After Stepdown Date
                              --------------------------------------------------
                               Class        Percent      Class        Percent
                              --------------------------------------------------
                                M-6           9.40%       M-6          18.80%
                                M-7           8.00%       M-7          16.00%
                                M-8           6.75%       M-8          13.50%
                                M-9           5.75%       M-9          11.50%
                               M-10           4.70%      M-10           9.40%
                               M-11           3.70%      M-11           7.40%
                              --------------------------------------------------

Realized Losses:               If a Mortgage Loan becomes a liquidated loan, the
                               net liquidation proceeds relating thereto may be
                               less than the principal balance on such Mortgage
                               Loan. The amount of such insufficiency is a
                               "Realized Loss." Realized Losses on the Mortgage
                               Loans will be absorbed first, by the Excess
                               Cashflow and second by a reduction of the
                               Overcollateralized Amount. Following the
                               reduction of the Overcollateralized Amount to
                               zero, all remaining Realized Losses will be
                               applied to reduce the principal balance of the
                               Class M Certificates in reverse sequential order,
                               first to the Class M-11 Certificates, second to
                               the Class M-10 Certificates, third to the Class
                               M-9 Certificates, fourth to the Class M-8
                               Certificates, fifth to the Class M-7
                               Certificates, sixth to the Class M-6
                               Certificates, seventh to the Class M-5
                               Certificates, eighth to the Class M-4
                               Certificates, ninth to the Class M-3
                               Certificates, tenth to the Class M-2 Certificates
                               and eleventh to the Class M-1 Certificates. In
                               the event Realized Losses are allocated to any
                               Class of Certificates, their certificate balance
                               will be reduced by the amount so allocated, and
                               no funds will be distributable with respect to
                               the written down amounts or with respect to
                               interest or Net WAC Rate Carryover Amounts on the
                               written down amounts on that Distribution Date or
                               any future Distribution Dates, even if funds are
                               otherwise available for distribution.

Swap Agreement:                On the Closing Date, the Trust will enter into an
                               agreement with the Swap Counterparty pursuant to
                               which on each Distribution Date for the first 60
                               Distribution Dates, the Trust will be obligated
                               to pay the Swap Counterparty an amount equal to
                               4.800% (per annum) on the swap notional amount
                               based upon a 30/360 day count convention and the
                               Trust will be entitled to receive from the Swap
                               Counterparty an amount equal to One-Month LIBOR
                               (as determined pursuant to the swap agreement) on
                               the swap notional amount accrued during the
                               related swap accrual period based upon an
                               actual/360 day count convention, until the swap
                               is retired. The swap notional amount will be
                               equal to the lesser of the scheduled notional
                               amount specified in the swap agreement and the
                               aggregate principal balance of the Class A and
                               Class M Certificates. Only the net amount of the
                               two obligations above will be paid by the
                               appropriate party. To the extent that the Trust
                               is obliged to make a payment to the Swap
                               Counterparty on a Distribution Date (other than
                               any Defaulted Swap Termination Payment), amounts
                               otherwise available to certificateholders will be
                               applied to make such payment. Such amount will be
                               applied to pay the Swap Counterparty any net swap
                               payment due to the Swap Counterparty, including
                               unpaid swap termination payment owed to the Swap
                               Counterparty pursuant to the swap agreement for
                               such Distribution Date, other than any Defaulted
                               Swap Termination Payment. To the extent that the
                               Swap Counterparty is obliged to make a swap
                               payment to the Trust,

                               any swap payment will be deposited in a swap account (the "Swap Account") and used as follows:

                               Any remaining amounts after (1) above, will be distributed as follows:

                                    1)  according to the Interest Distribution
                                        priorities (I)(iii) through (I)(xiv) to
                                        the extent not paid after distribution
                                        of the Group I and Group II Interest
                                        Distribution Amounts, and then

                                    2) according to the Monthly Excess Cashflow priorities (III)(i) through (III)(xvi) to the extent not paid after distribution of the Monthly Excess
                                        Cashflow.

                               "Defaulted Swap Termination Payment" means any termination payment required to be made by the Trust to the Swap Counterparty pursuant to the swap agreement as a result of an event of default under the swap agreement with respect to which the Swap Counterparty is the defaulting party or a termination event under the swap agreement
                               (other than illegality, a tax event or a tax event upon merger of the Swap Counterparty) with respect to which the Swap Counterparty is the sole affected party.

                               Upon early termination of the swap agreement, the Trust or the Swap Counterparty may be liable to make a termination payment (the "swap termination payment") to the other party (regardless of which party caused the termination). The swap termination payment will be computed in accordance with the procedures set forth in the swap agreement. In the event that the Trust is required to make a swap termination payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to certificateholders.

                                      Swap Schedule

          ----------------------------------------------------------------------
           Distribution         Notional        Distribution    Notional
               Date         Swap Balance ($)        Date        Swap Balance ($)
          ----------------------------------------------------------------------
                 1             2,003,586,334         31              103,233,258
          ----------------------------------------------------------------------
                 2             1,954,527,473         32               97,843,717
          ----------------------------------------------------------------------
                 3             1,897,978,493         33               54,850,342
          ----------------------------------------------------------------------
                 4             1,834,172,995         34               52,146,565
          ----------------------------------------------------------------------
                 5             1,763,424,805         35               49,595,155
          ----------------------------------------------------------------------
                 6             1,686,133,887         36               47,210,196
          ----------------------------------------------------------------------
                 7             1,602,794,788         37               45,031,996
          ----------------------------------------------------------------------
                 8             1,514,225,321         38               42,957,138
          ----------------------------------------------------------------------
                 9             1,421,328,653         39               40,978,915
          ----------------------------------------------------------------------
                10             1,333,900,303         40               39,092,738
          ----------------------------------------------------------------------
                11             1,251,654,486         41               37,294,243
          ----------------------------------------------------------------------
                12             1,174,282,613         42               35,579,279
          ----------------------------------------------------------------------
                13             1,101,494,534         43               33,943,900
          ----------------------------------------------------------------------
                14             1,033,017,432         44               32,384,347
          ----------------------------------------------------------------------
                15               968,594,781         45               30,897,049
          ----------------------------------------------------------------------
                16               907,985,542         46               29,478,603
          ----------------------------------------------------------------------
                17               850,962,728         47               28,125,773
          ----------------------------------------------------------------------
                18               797,313,075         48               26,835,480
          ----------------------------------------------------------------------
                19               746,836,049         49               25,604,791
          ----------------------------------------------------------------------
                20               699,343,085         50               24,430,914
          ----------------------------------------------------------------------
                21               176,722,963         51               23,311,193
          ----------------------------------------------------------------------
                22               167,430,023         52               22,243,097
          ----------------------------------------------------------------------
                23               158,635,771         53               21,224,215
          ----------------------------------------------------------------------
                24               150,312,915         54               20,252,255
          ----------------------------------------------------------------------
                25               142,435,684         55               19,325,030
          ----------------------------------------------------------------------
                26               134,979,741         56               18,440,459
          ----------------------------------------------------------------------
                27               127,922,104         57               17,328,398
          ----------------------------------------------------------------------
                28               121,241,067         58               16,543,900
          ----------------------------------------------------------------------
                29               114,916,128         59               15,794,801
          ----------------------------------------------------------------------
                30               108,927,924         60               15,079,508
          ----------------------------------------------------------------------

Priority of
Distributions:
                               I.  Interest Distribution: Group I and Group II
                                   Interest Distribution Amounts will be
                                   distributed as follows:

                                    i)    To pay the Swap Counterparty any net
                                          swap payment, provided a swap default
                                          has not occurred and is not
                                          continuing, and any unpaid swap
                                          termination payment (other than any
                                          Defaulted Swap Termination Payment)
                                          owed to the Swap Counterparty pursuant
                                          to the swap agreement;

                                    ii)   To pay the Coupon Strip, if
                                          applicable;

                                    iii)  Pro-rata to the Class A Certificates
                                          generally from the related loan group,
                                          current interest plus any unpaid
                                          interest;

                                    iv)   To the Class M-1 Certificates current
                                          interest;

                                    v)    To the Class M-2 Certificates current
                                          interest;

                                    vi)   To the Class M-3 Certificates current
                                          interest;

                                    vii)  To the Class M-4 Certificates current
                                          interest;

                                    viii) To the Class M-5 Certificates current
                                          interest;

                                    ix)   To the Class M-6 Certificates current
                                          interest;

                                    x)    To the Class M-7 Certificates current
                                          interest;

                                    xi)   To the Class M-8 Certificates current
                                          interest;

                                    xii)  To the Class M-9 Certificates current
                                          interest;

                                    xiii) To the Class M-10 Certificates current
                                          interest;

                                    xiv)  To the Class M-11 Certificates current
                                          interest;

                                    xv)   Any interest distribution amounts
                                          remaining undistributed following (i)
                                          through (xiv) above will be
                                          distributed as Monthly Excess Cashflow
                                          for such Distribution Date.

                               II. Principal Distribution:

                                 (A) On each Distribution Date prior to the Stepdown Date, or if a Trigger Event is in effect:

                                    i)    An amount equal to the Group I
                                          Principal Distribution Amount will be
                                          distributed to the Group I
                                          Certificates, until the Group I
                                          Certificates have been reduced to
                                          zero;

                                    ii)   An amount equal to the Group II
                                          Principal Distribution Amount will be
                                          will be distributed to the Class
                                          II-A1, Class II-A2 and Class II-A3
                                          Certificates, sequentially in that
                                          order, until the principal balance
                                          thereof has been reduced to zero;

                                    iii)  Any remaining Group I Principal
                                          Distribution Amounts will be
                                          distributed to the Class II-A1, Class
                                          II-A2 and Class II-A3 Certificates,
                                          sequentially in that order, until the
                                          principal balance thereof has been
                                          reduced to zero.

                                    iv)   Any remaining Group II Principal
                                          Distribution Amounts will be
                                          distributed to the Group I
                                          Certificates until the Group I
                                          Certificates have been reduced to
                                          zero;

                                    v)    To the M-1 Certificates until the
                                          principal balance thereof is reduced
                                          to zero;

                                    vi)   To the M-2 Certificates until the
                                          principal balance thereof is reduced
                                          to zero;

                                    vii)  To the M-3 Certificates until the
                                          principal balance thereof is reduced
                                          to zero;

                                    viii) To the M-4 Certificates until the
                                          principal balance thereof is reduced
                                          to zero;

                                    ix)   To the M-5 Certificates until the
                                          principal balance thereof is reduced
                                          to zero;

                                    x)    To the M-6 Certificates until the
                                          principal balance thereof is reduced
                                          to zero;

                                    xi)   To the M-7 Certificates until the
                                          principal balance thereof is reduced
                                          to zero;

                                    xii)  To the M-8 Certificates until the
                                          principal balance thereof is reduced
                                          to zero;

                                    xiii) To the M-9 Certificates until the
                                          principal balance thereof is reduced
                                          to zero;

                                    xiv)  To the M-10 Certificates until the
                                          principal balance thereof is reduced
                                          to zero;

                                    xv)   To the M-11 Certificates until the
                                          principal balance thereof is reduced
                                          to zero;

                                    xvi)  Any Principal Distribution amounts
                                          remaining undistributed following (i)
                                          through (xv) above will be distributed
                                          as Monthly Excess Cashflow, if any,
                                          for such Distribution Date.

                                 (B) On each Distribution Date on or after the Stepdown Date and if a Trigger Event is not in effect:

                                    i)    The Group I Principal Distribution
                                          Amount will be distributed as follows:

                                       a.   To the Group I Certificates, the Group
                                            I Senior Principal Distribution Amount
                                            until the Group I Certificates have
                                            been retired.

                                       b.   To the Group II Certificates, the
                                            Group II Senior Principal Distribution
                                            Amount, to extent not paid in clause
                                            (B)(ii)(a) below, according to the
                                            payment priority in clause (B)(ii)(a)
                                            below.

                                    ii)   The Group II Principal Distribution
                                          Amount will be distributed as follows:

                                       a.   To the Class II-A1, Class II-A2 and
                                            Class II-A3 Certificates, the Group II
                                            Senior Principal Distribution Amount,
                                            sequentially, in that order, until the
                                            Group II Certificates have been
                                            retired.

                                       b.   To the Group I Certificates, the Group
                                            I Senior Principal Distribution
                                            Amount, to extent not paid in clause
                                            (B)(i)(a) above.

                                    iii)  The sum of any remaining Principal
                                          Distribution Amounts will be
                                          distributed in the following order.

                                       a.   To the Class M-1 Certificates until it
                                            reaches a 39.40% Target Credit
                                            Enhancement Percentage (based on 2x
                                            the Class M-1 Initial Credit
                                            Enhancement Percentage);

                                       b.   To the Class M-2 Certificates until it
                                            reaches a 32.80% Target Credit
                                            Enhancement Percentage (based on 2x
                                            the Class M-2 Initial Credit
                                            Enhancement Percentage);

                                       c.   To the Class M-3 Certificates until it
                                            reaches a 28.70% Target Credit
                                            Enhancement Percentage (based on 2x
                                            the Class M-3 Initial Credit
                                            Enhancement Percentage);

                                       d.   To the Class M-4 Certificates until it
                                            reaches a 25.10% Target Credit
                                            Enhancement Percentage (based on 2x
                                            the Class M-4 Initial Credit
                                            Enhancement Percentage);

                                       e.   To the Class M-5 Certificates until it
                                            reaches a 21.80% Target Credit
                                            Enhancement Percentage (based on 2x
                                            the Class M-5 Initial Credit
                                            Enhancement Percentage);

                                       f.   To the Class M-6 Certificates until it
                                            reaches a 18.80% Target Credit
                                            Enhancement Percentage (based on 2x
                                            the Class M-6 Initial Credit
                                            Enhancement Percentage);

                                       g.   To the Class M-7 Certificates until it
                                            reaches a 16.00% Target Credit
                                            Enhancement Percentage (based on 2x
                                            the Class M-7 Initial Credit
                                            Enhancement Percentage);

                                       h.   To the Class M-8 Certificates until it
                                            reaches a 13.50% Target Credit
                                            Enhancement Percentage (based on 2x
                                            the Class M-8 Initial Credit
                                            Enhancement Percentage);

                                       i.   To the Class M-9 Certificates until it
                                            reaches a 11.50% Target Credit
                                            Enhancement Percentage (based on 2x
                                            the Class M-9 Initial Credit
                                            Enhancement Percentage);

                                       j.   To the Class M-10 Certificates, until
                                            it reaches a 9.40% Target Credit
                                            Enhancement Percentage (based on 2x
                                            the Class M-10 Initial Credit
                                            Enhancement Percentage);

                                       k.   To the Class M-11 Certificates, until
                                            it reaches a 7.40% Target Credit
                                            Enhancement Percentage (based on 2x
                                            the Class M-11 Initial Credit
                                            Enhancement Percentage); and

                                       l.   Any Principal Distribution Amounts
                                            remaining undistributed following (a)
                                            through (k) above will be distributed
                                            as Excess Cashflow, if any, for such
                                            Distribution Date.

                        Notwithstanding the foregoing, from and after the Distribution Date on which the principal balances of the Class M Certificates and the Overcollateralized Amount have been reduced to zero, any principal distributions to the Class A Certificates will be allocated pro rata to the Class A Certificates based on their respective principal balances.

                               III. Monthly Excess Cashflow:

                                 i)    As principal to the Certificates to
                                       replenish or maintain the
                                       Overcollateralized Amount as described
                                       under Principal Distribution above;

                                 ii) Pro-rata to the Class A Certificates, in an amount equal to unpaid interest;

                                 iii) To the Class M-1 Certificates, an amount equal to unpaid interest;

                                 iv) To the Class M-2 Certificates, an amount equal to unpaid interest;

                                 v) To the Class M-3 Certificates, an amount equal to unpaid interest;

                                 vi) To the Class M-4 Certificates, an amount equal to unpaid interest;

                                 vii) To the Class M-5 Certificates, an amount equal to unpaid interest;

                                 viii) To the Class M-6 Certificates, an amount
                                       equal to unpaid interest;

                                 ix) To the Class M-7 Certificates, an amount equal to unpaid interest;

                                 x) To the Class M-8 Certificates, an amount equal to unpaid interest;

                                 xi) To the Class M-9 Certificates, an amount equal to unpaid interest;

                                 xii) To the Class M-10 Certificates, an amount equal to unpaid interest;

                                 xiii) To the Class M-11 Certificates, an amount
                                       equal to unpaid interest;

                                 xiv)  Any funds remaining after distributions
                                       described in (i) through (xiii) above will be distributed to pay any related Net WAC
                                       Rate Carryover Amounts as follows: first to the Class A Certificates, pro rata, based on their respective Net WAC Rate Carryover
                                       Amounts, then to the Class M-1
                                       Certificates, then to the Class M-2
                                       Certificates, then to the Class M-3
                                       Certificates, then to the Class M-4
                                       Certificates, then to the Class M-5
                                       Certificates, then to the Class M-6
                                       Certificates, then to the Class M-7
                                       Certificates, then to the Class M-8
                                       Certificates, then to the Class M-9

                                       Certificates, then to the Class M-10
                                       Certificates and lastly to the Class M-11
                                       Certificates sequentially, in that order, in each case up to their respective Net WAC
                                       Rate Carryover Amount.

                                 xv)   To the Swap Counterparty, any unpaid
                                       Defaulted Swap Termination Payment due to a
                                       Swap Counterparty.

                                 xvi) Any remaining funds will be distributed to the holders of the non-offered classes of certificates as further described in the pooling agreement.

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                              GOLDMAN, SACHS & CO.
--------------------------------------------------------------------------------

       Residential Mortgage Finance:

       Stephen Lei                                (212) 357-1240
       Michael Dente                              (212) 357-3598


       Syndicate:

       Scott Wisenbaker                           (212) 902-2858
       Omar Chaudhary                             81(3) 6437-7198
       Scott Walter                               (212) 357-8910
       Mitchell Resnick                           (London) 44 (207) 774-3068

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      RATING AGENCIES
--------------------------------------------------------------------------------

    MOODY'S
       Odile Grisard Boucher, CFA                      (212) 553-1382
    STANDARD & POOR'S
       Mark Goldenberg                                 (212) 438-1641

--------------------------------------------------------------------------------

                                    EXHIBIT A

                              Mortgage Loan Tables

ALL

1. Current Principal Balance

-----------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of               Weighted
                                              Pool By    Weighted     Avg.      Avg.                                         Pct.
Current Principal  Number of   Principal     Principal  Avg. Gross   Current  Principal             Comb LTV    Pct. Full   Owner
Balance              Loans      Balance       Balance     Coupon      FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000           1,335 $   44,646,590       2.15%     10.711%      612  $  33,443     94.47%       96.29%     72.39%    89.46%
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000        825     51,806,473       2.49       9.690       625     62,796     89.08        94.99      53.50     80.25
-----------------------------------------------------------------------------------------------------------------------------------
$75,001 - $100,000       871     76,182,341       3.66       8.656       624     87,465     85.49        93.51      60.54     82.58
-----------------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000      781     87,759,643       4.22       8.019       622    112,368     82.42        93.16      54.27     87.85
-----------------------------------------------------------------------------------------------------------------------------------
$125,001 - $150,000      745    102,134,394       4.91       7.735       627    137,093     80.78        91.65      49.56     90.05
-----------------------------------------------------------------------------------------------------------------------------------
$150,001 - $200,000    1,382    242,165,854      11.64       7.490       629    175,229     80.12        90.89      46.08     91.07
-----------------------------------------------------------------------------------------------------------------------------------
$200,001 - $250,000    1,000    223,563,819      10.74       7.375       635    223,564     80.05        91.94      36.20     91.08
-----------------------------------------------------------------------------------------------------------------------------------
$250,001 - $300,000      926    253,875,735      12.20       7.166       638    274,164     80.02        92.04      31.42     93.87
-----------------------------------------------------------------------------------------------------------------------------------
$300,001 - $350,000      670    217,510,683      10.45       7.135       648    324,643     80.68        93.07      26.17     94.09
-----------------------------------------------------------------------------------------------------------------------------------
$350,001 - $400,000      485    181,677,927       8.73       7.161       641    374,594     80.21        92.16      25.86     93.18
-----------------------------------------------------------------------------------------------------------------------------------
$400,001 - $450,000      360    152,905,202       7.35       7.165       646    424,737     80.83        92.80      28.22     93.89
-----------------------------------------------------------------------------------------------------------------------------------
$450,001 - $500,000      302    143,528,384       6.90       7.059       650    475,260     80.34        92.53      23.55     96.01
-----------------------------------------------------------------------------------------------------------------------------------
$500,001 - $550,000      156     82,011,300       3.94       7.198       650    525,713     80.99        93.47      31.92     91.01
-----------------------------------------------------------------------------------------------------------------------------------
$550,001 - $600,000      120     68,920,784       3.31       7.243       644    574,340     81.55        91.09      39.93     95.92
-----------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000      102     63,965,673       3.07       7.152       641    627,114     80.51        89.76      31.54     94.09
-----------------------------------------------------------------------------------------------------------------------------------
$650,001 - $700,000       33     22,216,028       1.07       7.298       660    673,213     79.38        92.26      33.14     93.90
-----------------------------------------------------------------------------------------------------------------------------------
$700,001 & Above          84     66,280,138       3.18       7.568       638    789,049     79.89        86.86      55.17     86.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                10,177 $2,081,150,970     100.00%      7.490%      638  $ 204,496     81.17%       92.14%     37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------------

2. Current Rate

-----------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of               Weighted
                                              Pool By    Weighted     Avg.      Avg.                                         Pct.
                   Number of   Principal     Principal  Avg. Gross   Current  Principal             Comb LTV    Pct. Full   Owner
Current Rate         Loans      Balance       Balance     Coupon      FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49               18 $    6,271,520       0.30%      5.391%      660  $ 348,418     73.57%       84.95%     84.83%    99.15%
-----------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99              242     72,190,309       3.47       5.789       658    298,307     77.90        90.50      79.23     96.84
-----------------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49              782    223,238,716      10.73       6.274       656    285,472     78.07        91.16      59.71     97.25
-----------------------------------------------------------------------------------------------------------------------------------
6.50 - 6.99            1,732    487,109,170      23.41       6.752       657    281,241     79.29        93.70      33.53     96.62
-----------------------------------------------------------------------------------------------------------------------------------
7.00 - 7.49            1,677    431,112,966      20.72       7.227       647    257,074     79.93        93.96      24.02     95.64
-----------------------------------------------------------------------------------------------------------------------------------
7.50 - 7.99            1,580    367,541,261      17.66       7.716       629    232,621     80.57        91.37      27.72     92.42
-----------------------------------------------------------------------------------------------------------------------------------
8.00 - 8.49              890    176,412,270       8.48       8.212       609    198,216     83.02        89.27      39.29     82.17
-----------------------------------------------------------------------------------------------------------------------------------
8.50 - 8.99              847    136,320,530       6.55       8.706       601    160,945     84.89        88.79      40.90     78.35
-----------------------------------------------------------------------------------------------------------------------------------
9.00 & Above           2,409    180,954,229       8.69      10.275       605     75,116     91.19        92.62      47.36     78.79
-----------------------------------------------------------------------------------------------------------------------------------
Total:                10,177 $2,081,150,970     100.00%      7.490%      638  $ 204,496     81.17%       92.14%     37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------------

                                       18

3. Credit Score

-----------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of               Weighted
                                              Pool By    Weighted     Avg.      Avg.                                         Pct.
                   Number of   Principal     Principal  Avg. Gross   Current  Principal             Comb LTV    Pct. Full   Owner
Credit Score         Loans      Balance       Balance     Coupon      FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above              345 $   92,525,691       4.45%      7.104%      763  $ 268,190     81.42%       95.91%     17.39%    84.81%
-----------------------------------------------------------------------------------------------------------------------------------
720 - 739                359     89,005,534       4.28       7.066       729    247,926     82.01        95.82      17.57     87.32
-----------------------------------------------------------------------------------------------------------------------------------
700 - 719                513    120,044,723       5.77       7.129       709    234,005     81.95        96.57      14.51     89.16
-----------------------------------------------------------------------------------------------------------------------------------
680 - 699                844    193,220,788       9.28       7.135       689    228,935     81.76        96.12      17.19     90.08
-----------------------------------------------------------------------------------------------------------------------------------
660 - 679                960    228,343,326      10.97       7.240       669    237,858     81.19        95.77      21.16     89.07
-----------------------------------------------------------------------------------------------------------------------------------
640 - 659              1,210    281,034,113      13.50       7.301       649    232,260     80.58        94.70      24.39     92.75
-----------------------------------------------------------------------------------------------------------------------------------
620 - 639              1,632    361,916,472      17.39       7.378       629    221,763     81.00        94.95      26.40     92.56
-----------------------------------------------------------------------------------------------------------------------------------
600 - 619              1,089    194,994,453       9.37       7.530       609    179,058     82.44        90.26      58.43     92.39
-----------------------------------------------------------------------------------------------------------------------------------
580 - 599              1,415    183,267,046       8.81       8.068       589    129,517     83.83        90.05      70.58     93.51
-----------------------------------------------------------------------------------------------------------------------------------
560 - 579                901    148,983,844       7.16       7.918       570    165,354     81.92        85.58      70.07     95.32
-----------------------------------------------------------------------------------------------------------------------------------
540 - 559                308     66,947,533       3.22       8.149       550    217,362     79.53        80.90      67.99     94.89
-----------------------------------------------------------------------------------------------------------------------------------
520 - 539                235     46,682,972       2.24       8.381       529    198,651     74.55        75.19      72.21     95.39
-----------------------------------------------------------------------------------------------------------------------------------
500 - 519                359     72,953,161       3.51       8.468       507    203,212     74.24        74.91      71.94     97.46
-----------------------------------------------------------------------------------------------------------------------------------
1 - 499                    7      1,231,314       0.06       8.711       495    175,902     78.55        79.49      95.95    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                10,177 $2,081,150,970     100.00%      7.490%      638  $ 204,496     81.17%       92.14%     37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------------

4. Lien

-----------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of               Weighted
                                              Pool By    Weighted     Avg.      Avg.                                         Pct.
                   Number of   Principal     Principal  Avg. Gross   Current  Principal             Comb LTV    Pct. Full   Owner
Lien                 Loans      Balance       Balance     Coupon      FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1                      8,512 $1,998,239,683      96.02%      7.340%      638  $ 234,756     80.40%       91.83%     36.42%    91.45%
-----------------------------------------------------------------------------------------------------------------------------------
2                      1,665     82,911,287       3.98      11.101       630     49,797     99.62        99.62      57.47     99.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                10,177 $2,081,150,970     100.00%      7.490%      638  $ 204,496     81.17%       92.14%     37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------------

5. Combined Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of               Weighted
                                              Pool By    Weighted     Avg.      Avg.                                         Pct.
Combined           Number of   Principal     Principal  Avg. Gross  Current   Principal             Comb LTV    Pct. Full   Owner
Original LTV         Loans      Balance       Balance     Coupon      FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00             260 $   49,719,663       2.39%      7.214%      593  $ 191,229     50.04%       50.86%     52.96%    89.53%
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00            359     81,795,018       3.93       7.277       584    227,841     66.98        67.25      57.63     90.97
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00          5,826  1,438,028,332      69.10       7.134       647    246,829     79.55        95.11      29.96     96.81
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00            535    129,415,542       6.22       7.798       611    241,898     84.61        85.67      47.77     81.89
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00          1,124    222,974,725      10.71       8.130       634    198,376     89.80        90.86      46.59     63.21
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00            357     62,831,667       3.02       8.411       617    175,999     94.79        95.14      68.23     90.45
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00         1,716     96,386,023       4.63      10.631       630     56,169     99.92        99.92      64.79     98.89
-----------------------------------------------------------------------------------------------------------------------------------
Total:                10,177 $2,081,150,970     100.00%      7.490%      638  $ 204,496     81.17%       92.14%     37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

-----------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of               Weighted
Combined                                      Pool By    Weighted     Avg.      Avg.                                         Pct.
LTV with           Number of   Principal     Principal  Avg. Gross  Current   Principal             Comb LTV    Pct. Full   Owner
Silent2nds           Loans      Balance       Balance     Coupon      FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00             254 $   48,791,075       2.34%      7.210%      592  $ 192,091     50.04%       50.04%     53.39%    89.33%
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00            353     80,706,778       3.88       7.272       583    228,631     66.97        66.97      58.12     91.43
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00          1,171    295,423,251      14.20       7.435       595    252,283     77.90        77.92      54.83     85.66
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00            471    121,560,609       5.84       7.725       612    258,090     84.51        84.59      47.38     83.96
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00          1,004    223,743,519      10.75       7.939       636    222,852     88.63        89.77      44.62     70.31
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00            473     98,836,794       4.75       7.853       632    208,957     88.84        94.69      55.32     92.15
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00         6,451  1,212,088,943      58.24       7.393       657    187,892     81.83        99.96      27.08     98.12
-----------------------------------------------------------------------------------------------------------------------------------
Total:                10,177 $2,081,150,970     100.00%      7.490%      638  $ 204,496     81.17%       92.14%     37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------------



7. Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of               Weighted
                                             Pool By     Weighted     Avg.      Avg.                                         Pct.
Original           Number of   Principal     Principal  Avg. Gross  Current   Principal             Comb LTV    Pct. Full   Owner
LTV                  Loans      Balance       Balance     Coupon      FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00           1,925 $  132,630,950       6.37%      9.644%      616  $  68,899     81.04%       81.34%     55.78%    96.05%
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00            359     81,795,018       3.93       7.277       584    227,841     66.98        67.25      57.63     90.97
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00          5,826  1,438,028,332      69.10       7.134       647    246,829     79.55        95.11      29.96     96.81
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00            534    129,400,972       6.22       7.798       611    242,324     84.61        85.67      47.78     81.89
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00          1,107    222,036,501      10.67       8.116       634    200,575     89.80        90.87      46.60     63.06
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00            300     60,019,472       2.88       8.297       616    200,065     94.79        95.15      68.94     90.03
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00           126     17,239,726       0.83       8.446       628    136,823     99.93        99.93      96.88     93.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                10,177 $2,081,150,970     100.00%      7.490%      638  $ 204,496     81.17%       92.14%     37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------------



8. Documentation

-----------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of               Weighted
                                             Pool By     Weighted     Avg.      Avg.                                         Pct.
                   Number of   Principal     Principal  Avg. Gross  Current   Principal             Comb LTV    Pct. Full   Owner
Documentation        Loans      Balance       Balance     Coupon      FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
STATED DOC             5,122 $1,240,243,789      59.59%      7.497%      658  $ 242,141     80.65%       94.11%      0.00%    91.84%
-----------------------------------------------------------------------------------------------------------------------------------
FULL DOC               4,708    775,339,847      37.26       7.478       607    164,686     81.82        88.81     100.00     91.40
-----------------------------------------------------------------------------------------------------------------------------------
LIMITED DOC              347     65,567,334       3.15       7.493       617    188,955     83.31        94.28       0.00     95.28
-----------------------------------------------------------------------------------------------------------------------------------
Total:                10,177 $2,081,150,970     100.00%      7.490%      638  $ 204,496     81.17%       92.14%     37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------------------

9. Purpose

----------------------------------------------------------------------------------------------------------------------------
                                            Pct. Of   Weighted  Weighted
                                            Pool By      Avg.     Avg.       Avg.                                     Pct.
                Number of     Principal    Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
Purpose           Loans        Balance      Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------
PURCHASE           7,000   $1,355,360,976    65.13%    7.482%      654     $193,623  82.37%    97.66%      27.08%    92.36%
----------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI       2,957      682,763,842    32.81     7.507       607      230,897  78.96     81.70       55.49     90.54
----------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI       220       43,026,152     2.07     7.468       606      195,573  78.37     84.03       68.51     93.48
----------------------------------------------------------------------------------------------------------------------------
Total:            10,177   $2,081,150,970   100.00%    7.490%      638     $204,496  81.17%    92.14%      37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

10. Occupancy

----------------------------------------------------------------------------------------------------------------------------
                                            Pct. Of   Weighted  Weighted
                                            Pool By      Avg.     Avg.       Avg.                                     Pct.
                Number of     Principal    Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
Occupancy         Loans        Balance      Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED     9,159   $1,910,205,658    91.79%    7.427%      636     $208,561  80.90%    92.70%      37.10%    100.00%
----------------------------------------------------------------------------------------------------------------------------
INVESTOR             945      155,242,703     7.46     8.254       657      164,278  83.89     85.76       36.96       0.00
----------------------------------------------------------------------------------------------------------------------------
SECOND HOME           73       15,702,609     0.75     7.549       652      215,104  87.23     87.49       59.38       0.00
----------------------------------------------------------------------------------------------------------------------------
Total:            10,177   $2,081,150,970   100.00%    7.490%      638     $204,496  81.17%    92.14%      37.26%     91.79%
----------------------------------------------------------------------------------------------------------------------------

11. Property Type

----------------------------------------------------------------------------------------------------------------------------
                                            Pct. Of   Weighted  Weighted
                                            Pool By      Avg.     Avg.       Avg.                                     Pct.
                Number of     Principal    Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
Property Type     Loans        Balance      Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY      7,280   $1,471,274,461    70.70%    7.488%      636     $202,098  80.98%    91.89%      37.03%    93.40%
----------------------------------------------------------------------------------------------------------------------------
PUD                1,289      279,392,673    13.42     7.417       631      216,751  81.27     93.12       44.91     96.42
----------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY           720      173,853,633     8.35     7.606       654      241,463  81.72     90.78       29.77     74.28
----------------------------------------------------------------------------------------------------------------------------
CONDO                861      152,922,394     7.35     7.501       650      177,610  82.07     94.25       33.61     87.78
----------------------------------------------------------------------------------------------------------------------------
TOWNHOUSE             27        3,707,808     0.18     8.010       632      137,326  84.45     95.04       49.88     88.83
----------------------------------------------------------------------------------------------------------------------------
Total:            10,177   $2,081,150,970   100.00%    7.490%      638     $204,496  81.17%    92.14%      37.26%    91.79%
----------------------------------------------------------------------------------------------------------------------------

12. State

--------------------------------------------------------------------------------------------------------------------
                                    Pct. Of   Weighted  Weighted
                                    Pool By      Avg.     Avg.       Avg.                                     Pct.
        Number of     Principal    Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
State     Loans        Balance      Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
--------------------------------------------------------------------------------------------------------------------
CA         2,932   $  927,983,670    44.59%    7.198%      646     $316,502  79.90%    91.92%      27.69%    94.57%
--------------------------------------------------------------------------------------------------------------------
FL           874      153,022,992     7.35     7.637       635      175,084  81.20     90.99       35.81     90.68
--------------------------------------------------------------------------------------------------------------------
IL           796      117,197,317     5.63     7.793       638      147,233  82.37     93.70       38.07     91.44
--------------------------------------------------------------------------------------------------------------------
NJ           372       88,170,082     4.24     7.682       643      237,016  82.03     90.54       30.84     88.48
--------------------------------------------------------------------------------------------------------------------
WA           448       77,707,644     3.73     7.444       627      173,455  82.11     94.14       53.06     94.99
--------------------------------------------------------------------------------------------------------------------
MD           338       77,538,632     3.73     7.409       630      229,404  81.12     91.27       40.50     95.59
--------------------------------------------------------------------------------------------------------------------
TX           643       75,059,674     3.61     7.832       619      116,734  81.03     93.34       54.61     92.10
--------------------------------------------------------------------------------------------------------------------
VA           273       73,296,569     3.52     7.490       640      268,486  80.74     93.18       30.10     96.29
--------------------------------------------------------------------------------------------------------------------
NY           219       61,565,068     2.96     7.555       647      281,119  80.42     90.41       25.34     85.56
--------------------------------------------------------------------------------------------------------------------
GA           388       46,214,672     2.22     8.041       626      119,110  84.76     94.04       60.65     83.78
--------------------------------------------------------------------------------------------------------------------
Other      2,894      383,394,649    18.42     7.883       625      132,479  83.29     92.42       55.40     85.97
--------------------------------------------------------------------------------------------------------------------
Total:    10,177   $2,081,150,970   100.00%    7.490%      638     $204,496  81.17%    92.14%      37.26%    91.79%
--------------------------------------------------------------------------------------------------------------------

13. Zip

--------------------------------------------------------------------------------------------------------------------
                                    Pct. Of   Weighted  Weighted
                                    Pool By      Avg.     Avg.       Avg.                                     Pct.
        Number of     Principal    Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
Zip       Loans        Balance      Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
--------------------------------------------------------------------------------------------------------------------
94509         39   $   11,705,116     0.56%    7.230%      660     $300,131  81.89%    95.55%      23.85%     96.77%
--------------------------------------------------------------------------------------------------------------------
94565         34       11,073,555     0.53     6.839       662      325,693  79.78     93.80       28.48      94.40
--------------------------------------------------------------------------------------------------------------------
94605         24        9,123,466     0.44     7.178       645      380,144  80.81     91.71       18.58      89.93
--------------------------------------------------------------------------------------------------------------------
95206         31        9,071,353     0.44     7.004       670      292,624  79.93     94.35       11.45      97.86
--------------------------------------------------------------------------------------------------------------------
94591         24        8,431,306     0.41     7.282       658      351,304  81.83     94.52       50.22      91.92
--------------------------------------------------------------------------------------------------------------------
94531         18        8,364,509     0.40     7.083       643      464,695  77.16     89.82       16.50     100.00
--------------------------------------------------------------------------------------------------------------------
22193         25        7,394,040     0.36     7.146       660      295,762  81.30     96.58       28.73     100.00
--------------------------------------------------------------------------------------------------------------------
95122         17        7,334,782     0.35     7.374       645      431,458  81.51     92.78       20.74     100.00
--------------------------------------------------------------------------------------------------------------------
94541         16        7,110,985     0.34     7.276       680      444,437  81.34     93.75        5.96      83.54
--------------------------------------------------------------------------------------------------------------------
94112         12        6,725,100     0.32     7.059       655      560,425  80.21     96.18       26.14     100.00
--------------------------------------------------------------------------------------------------------------------
Other      9,937    1,994,816,758    95.85     7.505       637      200,746  81.19     92.06       37.86      91.63
--------------------------------------------------------------------------------------------------------------------
Total:    10,177   $2,081,150,970   100.00%    7.490%      638     $204,496  81.17%    92.14%      37.26%     91.79%
--------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

-------------------------------------------------------------------------------------------------------------------
                                     Pct. Of    Weighted  Weighted
Remaining                             Pool By     Avg.      Avg.       Avg.            Comb LTV              Pct.
Months to   Number      Principal    Principal    Gross    Current  Principal   Comb    (incld.    Pct.      Owner
Maturity   of Loans      Balance     Balance     Coupon     FICO     Balance    LTV       SS)    Full Doc  Occupied
-------------------------------------------------------------------------------------------------------------------
1 - 180         46   $    3,304,610     0.16%     8.219%     639     $ 71,839  73.80%   75.29%    64.16%    93.07%
-------------------------------------------------------------------------------------------------------------------
181 - 240       34        1,841,049     0.09     10.162      645       54,149  92.79    92.79     41.81     96.16
-------------------------------------------------------------------------------------------------------------------
241 - 360    6,024      927,597,878    44.57      7.904      623      153,984  81.99    89.19     55.56     88.52
-------------------------------------------------------------------------------------------------------------------
361 >=       4,073    1,148,407,432    55.18      7.149      649      281,956  80.51    94.57     22.39     94.41
-------------------------------------------------------------------------------------------------------------------
Total:      10,177   $2,081,150,970   100.00%     7.490%     638     $204,496  81.17%   92.14%    37.26%    91.79%
-------------------------------------------------------------------------------------------------------------------

15. Amortization Type

------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By     Avg.      Avg.       Avg.            Comb LTV              Pct.
Amortization     Number      Principal    Principal    Gross    Current  Principal   Comb    (incld.    Pct.      Owner
Type            of Loans      Balance      Balance    Coupon     FICO     Balance     LTV      SS)    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------
15 YR FIXED          46   $    3,304,610     0.16%     8.219%     639     $ 71,839  73.80%   75.29%    64.16%    93.07%
------------------------------------------------------------------------------------------------------------------------
2 YR ARM          2,832      508,170,166    24.42      7.866      605      179,439  80.80    87.70     53.18     86.10
------------------------------------------------------------------------------------------------------------------------
2 YR ARM 40/40    3,366      977,509,519    46.97      7.127      650      290,407  80.58    95.01     20.26     94.83
------------------------------------------------------------------------------------------------------------------------
2 YR ARM IO         371      117,268,805     5.63      6.891      675      316,088  80.13    94.27     53.13     91.19
------------------------------------------------------------------------------------------------------------------------
20 YR FIXED          34        1,841,049     0.09     10.162      645       54,149  92.79    92.79     41.81     96.16
------------------------------------------------------------------------------------------------------------------------
3 YR ARM            449       81,697,563     3.93      7.644      622      181,954  80.99    88.94     49.72     86.80
------------------------------------------------------------------------------------------------------------------------
3 YR ARM 40/40      565      137,581,239     6.61      7.292      646      243,507  80.71    93.89     28.69     92.54
------------------------------------------------------------------------------------------------------------------------
3 YR ARM IO          72       21,090,298     1.01      6.699      673      292,921  79.78    88.25     60.28     93.90
------------------------------------------------------------------------------------------------------------------------
30 YR FIXED       2,195      173,173,839     8.32      9.101      633       78,895  87.69    90.74     65.60     95.41
------------------------------------------------------------------------------------------------------------------------
40 YR FIXED         142       33,316,673     1.60      7.214      646      234,624  77.75    84.61     58.77     89.80
------------------------------------------------------------------------------------------------------------------------
5 YR ARM             47       11,751,151     0.56      6.702      651      250,024  78.95    86.34     73.40     87.73
------------------------------------------------------------------------------------------------------------------------
5 YR ARM IO          14        3,189,975     0.15      6.846      670      227,855  82.85    84.34     89.66     52.26
------------------------------------------------------------------------------------------------------------------------
6 MO ARM             44       11,256,081     0.54      7.487      629      255,820  81.39    87.37     39.13     77.57
------------------------------------------------------------------------------------------------------------------------
Total:           10,177   $2,081,150,970   100.00%     7.490%     638     $204,496  81.17%   92.14%    37.26%    91.79%
------------------------------------------------------------------------------------------------------------------------

16. [Reserved]

17. Initial Periodic Cap

---------------------------------------------------------------------------------------------------------------------
                                        Pct. Of   Weighted  Weighted
Initial                                 Pool By     Avg.      Avg.       Avg.            Comb LTV              Pct.
Periodic      Number      Principal    Principal    Gross    Current  Principal   Comb    (incld.    Pct.      Owner
Cap          of Loans      Balance      Balance    Coupon     FICO     Balance     LTV      SS)    Full Doc  Occupied
---------------------------------------------------------------------------------------------------------------------
<= 0.00        2,417   $  211,636,172    10.17%    8.799%      635     $ 87,562  85.96%   89.55%    64.29%    94.49%
---------------------------------------------------------------------------------------------------------------------
0.51 - 1.00      449      134,976,400     6.49     6.975       667      300,616  80.31    93.36     52.65     90.05
---------------------------------------------------------------------------------------------------------------------
1.51 - 2.00    6,156    1,476,863,445    70.96     7.378       635      239,906  80.65    92.54     31.29     91.85
---------------------------------------------------------------------------------------------------------------------
2.51 - 3.00    1,155      257,674,953    12.38     7.326       641      223,095  80.69    91.35     41.18     90.08
---------------------------------------------------------------------------------------------------------------------
Total:        10,177   $2,081,150,970   100.00%    7.490%      638     $204,496  81.17%   92.14%    37.26%    91.79%
---------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

---------------------------------------------------------------------------------------------------------------------
                                        Pct. Of   Weighted  Weighted
                                        Pool By     Avg.      Avg.       Avg.            Comb LTV              Pct.
Periodic      Number      Principal    Principal    Gross    Current  Principal   Comb    (incld.    Pct.      Owner
Cap          of Loans      Balance      Balance    Coupon     FICO     Balance     LTV      SS)    Full Doc  Occupied
---------------------------------------------------------------------------------------------------------------------
<= 0.00        2,417   $  211,636,172    10.17%    8.799%      635     $ 87,562  85.96%   89.55%    64.29%    94.49%
---------------------------------------------------------------------------------------------------------------------
0.51 - 1.00    7,760    1,869,514,798    89.83     7.342       638      240,917  80.63    92.43     34.19     91.48
---------------------------------------------------------------------------------------------------------------------
Total:        10,177   $2,081,150,970   100.00%    7.490%      638     $204,496  81.17%   92.14%    37.26%    91.79%
---------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

---------------------------------------------------------------------------------------------------------------------
                                        Pct. Of   Weighted  Weighted
                                        Pool By     Avg.      Avg.       Avg.            Comb LTV              Pct.
Months to     Number      Principal    Principal    Gross    Current  Principal   Comb    (incld.    Pct.      Owner
Rate Reset   of Loans      Balance      Balance    Coupon     FICO     Balance     LTV      SS)    Full Doc  Occupied
---------------------------------------------------------------------------------------------------------------------
<= 0           2,417   $  211,636,172    10.17%    8.799%      635     $ 87,562  85.96%   89.55%    64.29%    94.49%
---------------------------------------------------------------------------------------------------------------------
1 - 12            56       12,071,534     0.58     7.509       628      215,563  81.12    86.98     41.26     76.48
---------------------------------------------------------------------------------------------------------------------
13 - 24        6,557    1,602,133,037    76.98     7.344       638      244,339  80.62    92.64     33.08     91.81
---------------------------------------------------------------------------------------------------------------------
25 - 36        1,086      240,369,101    11.55     7.359       640      221,334  80.72    91.72     38.61     90.71
---------------------------------------------------------------------------------------------------------------------
49 >=             61       14,941,126     0.72     6.733       655      244,936  79.78    85.92     76.87     80.15
---------------------------------------------------------------------------------------------------------------------
Total:        10,177   $2,081,150,970   100.00%    7.490%      638     $204,496  81.17%   92.14%    37.26%    91.79%
---------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

-----------------------------------------------------------------------------------------------------------------------
                                          Pct. Of   Weighted  Weighted
                                          Pool By     Avg.      Avg.       Avg.            Comb LTV              Pct.
Life Maximum    Number     Principal     Principal    Gross    Current  Principal   Comb    (incld.    Pct.     Owner
Rate           of Loans     Balance       Balance    Coupon     FICO     Balance     LTV      SS)    Full Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------
9.00 & Below     2,417   $  211,636,172    10.17%     8.799%      635   $ 87,562   85.96%    89.55%     64.29%   94.49%
-----------------------------------------------------------------------------------------------------------------------
11.01 - 11.50       24        7,838,472     0.38      5.413       661    326,603   74.26     85.33      79.58    99.32
-----------------------------------------------------------------------------------------------------------------------
11.51 - 12.00      262       79,157,599     3.80      5.817       659    302,128   78.02     90.61      80.75    97.12
-----------------------------------------------------------------------------------------------------------------------
12.01 - 12.50      746      212,420,286    10.21      6.311       657    284,746   78.99     93.24      53.59    97.11
-----------------------------------------------------------------------------------------------------------------------
12.51 - 13.00    1,667      472,956,719    22.73      6.789       656    283,717   79.36     94.32      28.89    96.86
-----------------------------------------------------------------------------------------------------------------------

13.01 - 13.50    1,591      411,997,180    19.80      7.277      646     258,955   80.22     94.54      22.06    95.56
-----------------------------------------------------------------------------------------------------------------------
13.51 - 14.00    1,327      319,297,486    15.34      7.761      626     240,616   80.83     91.43      27.19    92.54
-----------------------------------------------------------------------------------------------------------------------
14.01 - 14.50      799      160,640,296     7.72      8.261      608     201,052   83.33     89.43      37.45    80.46
-----------------------------------------------------------------------------------------------------------------------
14.51 - 15.00      663      115,007,850     5.53      8.744      597     173,466   84.99     88.63      40.97    74.91
-----------------------------------------------------------------------------------------------------------------------
15.01 & Above      681       90,198,910     4.33      9.563      586     132,451   84.75     87.00      37.32    62.77
-----------------------------------------------------------------------------------------------------------------------
Total:          10,177   $2,081,150,970   100.00%     7.490%     638    $204,496   81.17%    92.14%     37.26%   91.79%
-----------------------------------------------------------------------------------------------------------------------

21. Margin

--------------------------------------------------------------------------------------------------------------------------
                                          Pct. Of   Weighted  Weighted
                                          Pool By     Avg.      Avg.       Avg.                                     Pct.
                Number      Principal    Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
Margin         of Loans      Balance      Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
--------------------------------------------------------------------------------------------------------------------------
0.99 & Below     2,417   $  211,636,172    10.17%     8.799%     635     $ 87,562  85.96%    89.55%      64.29%     94.49%
--------------------------------------------------------------------------------------------------------------------------
4.50 - 4.99      7,157    1,723,811,668    82.83      7.285      644      240,857  80.93     93.45       32.20      91.15
--------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49          1          179,405     0.01      9.050      737      179,405  90.00     90.00        0.00       0.00
--------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99        357       83,755,708     4.02      8.058      559      234,610  78.94     80.01       64.78      93.26
--------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49          1          774,520     0.04      6.775      616      774,520  80.00     95.00      100.00     100.00
--------------------------------------------------------------------------------------------------------------------------
6.50 - 6.99        244       60,993,497     2.93      7.977      579      249,973  74.37     80.87       47.77      98.43
--------------------------------------------------------------------------------------------------------------------------
Total:          10,177   $2,081,150,970   100.00%     7.490%     638     $204,496  81.17%    92.14%      37.26%     91.79%
--------------------------------------------------------------------------------------------------------------------------

22. Interest Only

-----------------------------------------------------------------------------------------------------------------------
                                      Pct. Of   Weighted  Weighted
                                      Pool By     Avg.      Avg.       Avg.                                     Pct.
Interest    Number      Principal    Principal    Gross    Current  Principal   Comb    Comb LTV    Pct. Full   Owner
Only       of Loans      Balance      Balance    Coupon     FICO     Balance     LTV   (incld. SS)     Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------
N            9,720   $1,939,601,892    93.20%     7.536%     635     $199,548   81.24%   92.07%       35.96%    91.86%
-----------------------------------------------------------------------------------------------------------------------
Y              457      141,549,078     6.80      6.861      675      309,735   80.14    93.15        55.02     90.72
-----------------------------------------------------------------------------------------------------------------------
Total:      10,177   $2,081,150,970   100.00%     7.490%     638     $204,496   81.17%   92.14%       37.26%    91.79%
-----------------------------------------------------------------------------------------------------------------------

23. UNITS

--------------------------------------------------------------------------------------------------------------------
                                    Pct. Of   Weighted  Weighted
                                    Pool By     Avg.      Avg.       Avg.                                     Pct.
          Number      Principal    Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
UNITS    of Loans      Balance      Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
--------------------------------------------------------------------------------------------------------------------
1          9,457   $1,907,297,337    91.65%    7.479%      636     $201,681  81.12%    92.26%      37.94%    93.38%
--------------------------------------------------------------------------------------------------------------------
2            615      139,928,438     6.72     7.588       654      227,526  82.15     93.14       26.53     82.03
--------------------------------------------------------------------------------------------------------------------
3             67       20,209,953     0.97     7.593       654      301,641  79.62     80.89       43.48     50.68
--------------------------------------------------------------------------------------------------------------------
4             38       13,715,242     0.66     7.804       654      360,927  80.35     81.27       42.63     30.07
--------------------------------------------------------------------------------------------------------------------
Total:    10,177   $2,081,150,970   100.00%    7.490%      638     $204,496  81.17%    92.14%      37.26%    91.79%
--------------------------------------------------------------------------------------------------------------------

24. CITY

-------------------------------------------------------------------------------------------------------------------------
                                         Pct. Of   Weighted  Weighted
                                         Pool By     Avg.      Avg.       Avg.                                     Pct.
             Number of     Principal    Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
 CITY          Loans        Balance      Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
-------------------------------------------------------------------------------------------------------------------------
CHICAGO          314    $   49,730,306     2.39%    7.718%      644     $158,377  82.91%    94.49%      35.67%    86.86%
-------------------------------------------------------------------------------------------------------------------------
SACRAMENTO       144        38,125,241     1.83     7.122       642      264,759  80.60     92.64       31.03     94.60
-------------------------------------------------------------------------------------------------------------------------
LOS ANGELES      132        46,021,118     2.21     7.194       641      348,645  78.73     89.21       29.74     94.72
-------------------------------------------------------------------------------------------------------------------------
MIAMI            122        21,913,823     1.05     7.517       651      179,622  81.28     94.13       37.62     92.68
-------------------------------------------------------------------------------------------------------------------------
SAN JOSE         111        46,872,321     2.25     7.278       642      422,273  80.25     92.27       20.08     97.75
-------------------------------------------------------------------------------------------------------------------------
Other          9,354     1,878,488,162    90.26     7.504       637      200,822  81.22     92.11       38.03     91.63
-------------------------------------------------------------------------------------------------------------------------
Total:        10,177    $2,081,150,970   100.00%    7.490%      638     $204,496  81.17%    92.14%      37.26%    91.79%
-------------------------------------------------------------------------------------------------------------------------

ALL ARM

1. Current Principal Balance

-----------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted                        Comb
                                                 Pool By     Avg.      Avg.      Avg.                 LTV     Pct.    Pct.
Current Principal    Number of     Principal    Principal    Gross    Current  Principal            (incld.  Full    Owner
    Balance            Loans        Balance      Balance    Coupon     FICO     Balance   Comb LTV    SS)     Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
$1 - $50,000             231    $    9,849,664       0.53%    9.171%      609   $ 42,639     82.58%  88.90%  58.63%     60.06%
-----------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000        431        27,442,921       1.47     8.930       614     63,673     82.94   92.53   53.41     66.98
-----------------------------------------------------------------------------------------------------------------------------
$75,001 - $100,000       553        48,789,447       2.61     7.975       618     88,227     81.78   92.41   59.06     76.80
-----------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000      638        71,735,953       3.84     7.783       618    112,439     81.37   93.16   53.77     86.03
-----------------------------------------------------------------------------------------------------------------------------
$125,001 - $150,000      635        87,166,349       4.66     7.633       626    137,270     80.51   92.28   47.69     89.27
-----------------------------------------------------------------------------------------------------------------------------
$150,001 - $200,000    1,246       218,592,419      11.69     7.446       628    175,435     80.21   91.66   44.69     90.53
-----------------------------------------------------------------------------------------------------------------------------
$200,001 - $250,000      937       209,400,884      11.20     7.390       635    223,480     80.38   92.63   34.37     91.11
-----------------------------------------------------------------------------------------------------------------------------
$250,001 - $300,000      875       239,943,675      12.83     7.167       639    274,221     80.14   92.62   29.25     93.86
-----------------------------------------------------------------------------------------------------------------------------
$300,001 - $350,000      644       209,000,361      11.18     7.144       648    324,535     80.94   93.53   25.07     94.00
-----------------------------------------------------------------------------------------------------------------------------
$350,001 - $400,000      462       172,916,358       9.25     7.183       640    374,278     80.42   92.74   24.28     93.06
-----------------------------------------------------------------------------------------------------------------------------
$400,001 - $450,000      344       146,209,111       7.82     7.177       646    425,026     81.02   93.25   25.81     94.19
-----------------------------------------------------------------------------------------------------------------------------
$450,001 - $500,000      291       138,235,797       7.39     7.063       650    475,037     80.46   93.04   22.35     96.21
-----------------------------------------------------------------------------------------------------------------------------
$500,001 - $550,000      149        78,347,481       4.19     7.227       650    525,822     80.97   93.85   30.10     91.26
-----------------------------------------------------------------------------------------------------------------------------
$550,001 - $600,000      113        64,975,915       3.48     7.287       641    575,008     81.38   91.43   36.28     95.67
-----------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000       98        61,428,452       3.29     7.152       641    626,821     80.45   90.08   29.77     93.84
-----------------------------------------------------------------------------------------------------------------------------
$650,001 - $700,000       31        20,896,895       1.12     7.320       659    674,093     80.28   93.97   32.08     96.67
-----------------------------------------------------------------------------------------------------------------------------
$700,001 & Above          82        64,583,118       3.45     7.584       639    787,599     79.99   87.14   53.99     85.83
-----------------------------------------------------------------------------------------------------------------------------
Total:                 7,760    $1,869,514,798     100.00%    7.342%      638   $240,917     80.63%  92.43%  34.19%    91.48%
-----------------------------------------------------------------------------------------------------------------------------

2. Current Rate

---------------------------------------------------------------------------------------------------------------
                                       Pct. Of   Weighted  Weighted                     Comb
              Number                   Pool By     Avg.      Avg.      Avg.              LTV     Pct.    Pct.
                of       Principal    Principal    Gross    Current  Principal   Comb  (incld.   Full    Owner
Current Rate   Loans      Balance      Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
---------------------------------------------------------------------------------------------------------------
5.00 - 5.49       18  $    6,271,520      0.34%    5.391%     660     $348,418  73.57%  84.95%  84.83%  99.15%
---------------------------------------------------------------------------------------------------------------
5.50 - 5.99      242      72,190,309      3.86     5.789      658      298,307  77.90   90.50   79.23   96.84
---------------------------------------------------------------------------------------------------------------
6.00 - 6.49      686     196,620,366     10.52     6.274      656      286,619  78.78   93.14   55.91   97.34
---------------------------------------------------------------------------------------------------------------
6.50 - 6.99    1,594     455,601,295     24.37     6.753      657      285,823  79.43   94.34   30.26   96.71
---------------------------------------------------------------------------------------------------------------
7.00 - 7.49    1,576     411,132,048     21.99     7.227      648      260,871  80.10   94.59   21.79   95.90
---------------------------------------------------------------------------------------------------------------
7.50 - 7.99    1,430     344,190,470     18.41     7.716      629      240,693  80.79   91.83   26.13   92.67
---------------------------------------------------------------------------------------------------------------
8.00 - 8.49      801     164,304,860      8.79     8.212      608      205,125  83.08   89.33   38.55   81.64
---------------------------------------------------------------------------------------------------------------
8.50 - 8.99      688     123,300,406      6.60     8.704      597      179,216  84.71   88.54   40.19   77.45
---------------------------------------------------------------------------------------------------------------
9.00 & Above     725      95,903,524      5.13     9.530      587      132,281  84.85   87.14   38.09   61.74
---------------------------------------------------------------------------------------------------------------
Total:         7,760  $1,869,514,798    100.00%    7.342%     638     $240,917  80.63%  92.43%  34.19%  91.48%
---------------------------------------------------------------------------------------------------------------

3. Credit Score

---------------------------------------------------------------------------------------------------------------
                                       Pct. Of   Weighted  Weighted                     Comb
              Number                   Pool By    Avg.       Avg.       Avg.            LTV      Pct.    Pct.
                of      Principal     Principal   Gross     Current  Principal  Comb   (incld.   Full   Owner
Credit Score   Loans     Balance       Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
---------------------------------------------------------------------------------------------------------------
740 & Above      274  $   85,128,588     4.55%    7.019%      763     $310,688  80.91%  96.14%  15.69%   84.75%
---------------------------------------------------------------------------------------------------------------
720 - 739        276      79,892,570     4.27     6.965       729      289,466  81.22   96.26   14.53    86.49
---------------------------------------------------------------------------------------------------------------
700 - 719        401     108,933,856     5.83     7.003       709      271,656  81.16   96.91   12.82    89.60
---------------------------------------------------------------------------------------------------------------
680 - 699        634     169,785,705     9.08     7.013       689      267,801  81.00   96.78   14.20    89.31
---------------------------------------------------------------------------------------------------------------
660 - 679        809     208,912,809    11.17     7.202       669      258,236  81.04   96.49   19.03    89.41
---------------------------------------------------------------------------------------------------------------
640 - 659      1,055     261,631,376    13.99     7.244       649      247,992  80.59   95.25   21.99    92.79
---------------------------------------------------------------------------------------------------------------
620 - 639      1,420     336,492,989    18.00     7.313       629      236,967  80.87   95.45   24.12    92.27
---------------------------------------------------------------------------------------------------------------
600 - 619        759     166,473,618     8.90     7.262       609      219,333  81.67   90.43   54.76    91.20
---------------------------------------------------------------------------------------------------------------
580 - 599        700     143,323,720     7.67     7.436       589      204,748  81.85   89.31   64.58    91.97
---------------------------------------------------------------------------------------------------------------
560 - 579        588     130,056,219     6.96     7.625       570      221,184  80.99   84.96   68.02    95.60
---------------------------------------------------------------------------------------------------------------
540 - 559        271      61,341,200     3.28     8.154       550      226,351  80.16   81.64   66.70    94.81
---------------------------------------------------------------------------------------------------------------
520 - 539        218      44,423,762     2.38     8.374       529      203,779  74.86   75.50   71.63    95.23
---------------------------------------------------------------------------------------------------------------
500 - 519        348      71,887,073     3.85     8.460       507      206,572  74.22   74.86   71.90    97.42
---------------------------------------------------------------------------------------------------------------
1 - 499            7       1,231,314     0.07     8.711       495      175,902  78.55   79.49   95.95   100.00
---------------------------------------------------------------------------------------------------------------
Total:         7,760  $1,869,514,798   100.00%    7.342%      638     $240,917  80.63%  92.43%  34.19%   91.48%
---------------------------------------------------------------------------------------------------------------

4. Lien

----------------------------------------------------------------------------------------------------------
                                 Pct. Of   Weighted  Weighted                     Comb
        Number                   Pool By     Avg.      Avg.       Avg.            LTV       Pct.    Pct.
          of      Principal     Principal   Gross     Current  Principal  Comb    (incld.   Full   Owner
Lien    Loans      Balance       Balance    Coupon     FICO     Balance    LTV     SS)      Doc   Occupied
----------------------------------------------------------------------------------------------------------
1        7,760  $1,869,514,798   100.00%    7.342%      638    $240,917   80.63%   92.43%  34.19%   91.48%
----------------------------------------------------------------------------------------------------------
Total:   7,760  $1,869,514,798   100.00%    7.342%      638    $240,917   80.63%   92.43%  34.19%   91.48%
----------------------------------------------------------------------------------------------------------

5. Combined Original LTV

-----------------------------------------------------------------------------------------------------------------
                                        Pct. Of    Weighted  Weighted                     Comb
Combined        Number                  Pool By      Avg.       Avg.     Avg.              LTV     Pct.    Pct.
Original         of       Principal     Principal   Gross     Current  Principal  Comb   (incld.   Full   Owner
LTV             Loans      Balance       Balance    Coupon     FICO     Balance    LTV     SS)     Doc   Occupied
-----------------------------------------------------------------------------------------------------------------
0.01 - 60.00       192  $   37,919,419       2.03%    7.253%      584   $197,497  50.43%   51.09% 49.90%    91.39%
-----------------------------------------------------------------------------------------------------------------
60.01 - 70.00      303      71,347,289       3.82     7.306       579    235,470  67.15    67.44  56.90     91.41
-----------------------------------------------------------------------------------------------------------------
70.01 - 80.00    5,396   1,361,749,378      72.84     7.131       647    252,363  79.62    95.51  27.86     96.88
-----------------------------------------------------------------------------------------------------------------
80.01 - 85.00      488     120,760,932       6.46     7.822       609    247,461  84.63    85.76  45.77     81.57
------------------------------------------------------------------------------------------------------------------
85.01 - 90.00      992     204,797,068      10.95     8.140       633    206,449  89.81    90.92  44.03     61.79
-----------------------------------------------------------------------------------------------------------------
90.01 - 95.00      274      56,380,210       3.02     8.297       614    205,767  94.79    95.14  68.89     89.58
-----------------------------------------------------------------------------------------------------------------
95.01 - 100.00     115      16,560,502       0.89     8.406       628    144,004  99.93    99.93  96.75     93.68
-----------------------------------------------------------------------------------------------------------------
Total:           7,760  $1,869,514,798     100.00%    7.342%      638   $240,917  80.63%   92.43% 34.19%    91.48%
-----------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

-------------------------------------------------------------------------------------------------------------------------------
                                            Pct. Of   Weighted  Weighted
                                            Pool By     Avg.      Avg.       Avg.                                        Pct.
Combined LTV      Number      Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full    Owner
with Silent2nds  of Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00         188   $   37,182,568     1.99%    7.263%      583     $197,780   50.28%      50.28%      50.37%    91.22%
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00        298       70,305,109     3.76     7.302       578      235,923   67.13       67.13       57.48     91.95
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00        996      257,298,827    13.76     7.491       590      258,332   78.06       78.09       52.21     84.82
-------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00        425      112,984,876     6.04     7.745       610      265,847   84.52       84.61       45.25     83.72
-------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00        886      205,869,119    11.01     7.945       635      232,358   88.59       89.78       41.86     69.15
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00        377       89,144,978     4.77     7.777       631      236,459   88.78       94.72       54.28     91.62
-------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00     4,590    1,096,729,321    58.66     7.122       659      238,939   80.56       99.97       23.72     98.00
-------------------------------------------------------------------------------------------------------------------------------
Total:             7,760   $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%    91.48%
-------------------------------------------------------------------------------------------------------------------------------

7. Original LTV

-------------------------------------------------------------------------------------------------------------------------------
                                            Pct. Of   Weighted  Weighted
                                            Pool By     Avg.      Avg.       Avg.                                        Pct.
                  Number      Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full    Owner
Original LTV     of Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00         192   $   37,919,419     2.03%    7.253%      584     $197,497   50.43%      51.09%      49.90%    91.39%
------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00        303       71,347,289     3.82     7.306       579      235,470   67.15       67.44       56.90     91.41
------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00      5,396    1,361,749,378    72.84     7.131       647      252,363   79.62       95.51       27.86     96.88
------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00        488      120,760,932     6.46     7.822       609      247,461   84.63       85.76       45.77     81.57
------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00        992      204,797,068    10.95     8.140       633      206,449   89.81       90.92       44.03     61.79
------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00        274       56,380,210     3.02     8.297       614      205,767   94.79       95.14       68.89     89.58
------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00       115       16,560,502     0.89     8.406       628      144,004   99.93       99.93       96.75     93.68
------------------------------------------------------------------------------------------------------------------------------
Total:             7,760   $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%    91.48%
------------------------------------------------------------------------------------------------------------------------------

8. Documentation

-------------------------------------------------------------------------------------------------------------------------------
                                            Pct. Of   Weighted  Weighted
                                            Pool By     Avg.      Avg.       Avg.                                        Pct.
                  Number      Principal    Principal    Gross    Current  Principal              Comb LTV      Pct.      Owner
Documentation    of Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)   Full Doc  Occupied
-------------------------------------------------------------------------------------------------------------------------------
STATED DOC         4,443   $1,171,697,632    62.67%    7.417%      657     $263,718    80.33%     94.34%       0.00%    91.70%
-------------------------------------------------------------------------------------------------------------------------------
FULL DOC           3,075      639,272,811    34.19     7.215       605      207,894    81.06      88.81      100.00     90.78
-------------------------------------------------------------------------------------------------------------------------------
LIMITED DOC          242       58,544,355     3.13     7.208       614      241,919    81.86      93.83        0.00     94.71
-------------------------------------------------------------------------------------------------------------------------------
Total:             7,760   $1,869,514,798   100.00%    7.342%      638     $240,917    80.63%     92.43%      34.19%    91.48%
-------------------------------------------------------------------------------------------------------------------------------

9. Purpose

-------------------------------------------------------------------------------------------------------------------------------
                                            Pct. Of   Weighted  Weighted
                                            Pool By     Avg.      Avg.       Avg.                                        Pct.
                  Number      Principal    Principal    Gross    Current  Principal              Comb LTV      Pct.      Owner
Purpose          of Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)   Full Doc  Occupied
-------------------------------------------------------------------------------------------------------------------------------
PURCHASE           5,282   $1,242,821,599    66.48%    7.274%      655     $235,294   81.40%      97.65%      24.32%    91.94%
-------------------------------------------------------------------------------------------------------------------------------

CASHOUT REFI       2,328      593,626,451    31.75     7.476       603      254,994   79.09       81.92       53.18     90.35
-------------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI       150       33,066,748     1.77     7.486       601      220,445   79.25       85.15       64.40     94.60
-------------------------------------------------------------------------------------------------------------------------------
Total:             7,760   $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%    91.48%
-------------------------------------------------------------------------------------------------------------------------------

10. Occupancy

------------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By     Avg.      Avg.       Avg.                                        Pct.
                 Number      Principal    Principal    Gross    Current  Principal             Comb LTV       Pct.      Owner
Occupancy       of Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED    6,838   $1,710,220,998    91.48%    7.261%      636     $250,105   80.25%      92.99%      33.93%    100.00%
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR            858      144,755,922     7.74     8.269       657      168,713   84.39       86.33       35.04       0.00
-----------------------------------------------------------------------------------------------------------------------------
SECOND HOME          64       14,537,878     0.78     7.577       648      227,154   87.43       87.71       56.37       0.00
-----------------------------------------------------------------------------------------------------------------------------
Total:            7,760   $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%     91.48%
-----------------------------------------------------------------------------------------------------------------------------

11. Property Type

-----------------------------------------------------------------------------------------------------------------------------
                                          Pct. Of   Weighted  Weighted
                                          Pool By     Avg.      Avg.       Avg.                                         Pct.
                Number      Principal    Principal    Gross    Current  Principal              Comb LTV      Pct.      Owner
Property Type  of Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)   Full Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY    5,526   $1,318,088,971    70.50%    7.343%      636     $238,525   80.49%      92.27%      33.69%    93.15%
-----------------------------------------------------------------------------------------------------------------------------
PUD                998      253,167,506    13.54     7.259       632      253,675   80.60       93.11       42.33     96.22
-----------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY         544      154,916,893     8.29     7.464       653      284,774   81.11       90.95       27.63     73.29
-----------------------------------------------------------------------------------------------------------------------------
CONDO              673      140,498,998     7.52     7.331       651      208,765   81.29       94.28       31.40     87.44
-----------------------------------------------------------------------------------------------------------------------------
TOWNHOUSE           19        2,842,431     0.15     7.967       631      149,602   85.42       96.66       39.22     85.42
-----------------------------------------------------------------------------------------------------------------------------
Total:           7,760   $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%    91.48%
-----------------------------------------------------------------------------------------------------------------------------

12. State

----------------------------------------------------------------------------------------------------------------------
                                   Pct. Of   Weighted  Weighted
                                   Pool By     Avg.      Avg.       Avg.                                        Pct.
         Number      Principal    Principal    Gross    Current  Principal              Comb LTV      Pct.      Owner
State   of Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)   Full Doc  Occupied
----------------------------------------------------------------------------------------------------------------------
CA        2,478   $  865,313,736    46.29%    7.091%      646     $349,198    79.57%     92.37%      25.59%    94.53%
----------------------------------------------------------------------------------------------------------------------
FL          663      133,976,853     7.17     7.469       637      202,077    80.69      91.47       32.78     89.92
----------------------------------------------------------------------------------------------------------------------
IL          514      100,856,378     5.39     7.500       638      196,219    80.83      93.22       34.25     90.31
----------------------------------------------------------------------------------------------------------------------
NJ          282       80,446,593     4.30     7.533       642      285,272    81.02      90.19       29.74     87.48
----------------------------------------------------------------------------------------------------------------------
MD          299       71,036,699     3.80     7.389       627      237,581    81.04      91.68       38.13     96.42
----------------------------------------------------------------------------------------------------------------------
WA          327       68,755,199     3.68     7.231       627      210,261    81.37      94.38       49.34     94.36
----------------------------------------------------------------------------------------------------------------------
VA          231       68,520,298     3.67     7.386       642      296,625    80.31      93.62       27.90     96.03
----------------------------------------------------------------------------------------------------------------------
TX          451       57,679,918     3.09     7.772       617      127,893    81.21      94.13       50.97     91.57
----------------------------------------------------------------------------------------------------------------------
NY          149       50,504,048     2.70     7.425       649      338,953    80.32      91.77       19.31     84.53
----------------------------------------------------------------------------------------------------------------------
GA          246       37,401,605     2.00     7.806       622      152,039    83.52      93.98       57.58     81.94
----------------------------------------------------------------------------------------------------------------------
Other     2,120      335,023,472    17.92     7.710       625      158,030    82.62      92.42       52.13     85.06
----------------------------------------------------------------------------------------------------------------------
Total:    7,760   $1,869,514,798   100.00%    7.342%      638     $240,917    80.63%     92.43%      34.19%    91.48%
----------------------------------------------------------------------------------------------------------------------

13. Zip

----------------------------------------------------------------------------------------------------------------------
                                 Pct. Of   Weighted  Weighted
        Number                   Pool By     Avg.      Avg.       Avg.
          of       Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full  Pct. Owner
Zip      Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc      Occupied
----------------------------------------------------------------------------------------------------------------------
94565       30  $   10,528,766     0.56%    6.756%      665     $350,959   79.95%      94.70%      25.46%      97.06%
----------------------------------------------------------------------------------------------------------------------
94509       29      10,508,954     0.56     6.931       662      362,378   80.59       95.81       22.38       96.41
----------------------------------------------------------------------------------------------------------------------
95206       29       8,836,861     0.47     6.965       671      304,719   80.28       95.08        9.97       97.80
----------------------------------------------------------------------------------------------------------------------
94605       21       8,802,769     0.47     6.999       646      419,179   80.13       91.42       18.12       89.56
----------------------------------------------------------------------------------------------------------------------
94531       18       8,364,509     0.45     7.083       643      464,695   77.16       89.82       16.50      100.00
----------------------------------------------------------------------------------------------------------------------
94591       20       7,616,196     0.41     7.235       659      380,810   81.43       95.49       46.42       91.06
----------------------------------------------------------------------------------------------------------------------
94541       15       6,981,137     0.37     7.189       681      465,409   80.99       93.63        6.07       83.23
----------------------------------------------------------------------------------------------------------------------
95122       14       6,893,147     0.37     7.254       645      492,368   82.36       94.34       22.07      100.00
----------------------------------------------------------------------------------------------------------------------
22193       23       6,810,881     0.36     7.186       658      296,125   80.47       97.06       23.55      100.00
----------------------------------------------------------------------------------------------------------------------
94112       12       6,725,100     0.36     7.059       655      560,425   80.21       96.18       26.14      100.00
----------------------------------------------------------------------------------------------------------------------
Other    7,549   1,787,446,478    95.61     7.355       637      236,779   80.64       92.35       34.77       91.29
----------------------------------------------------------------------------------------------------------------------
Total:   7,760  $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%      91.48%
----------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

---------------------------------------------------------------------------------------------------------------------------
                                      Pct. Of   Weighted  Weighted
Remaining    Number                   Pool By     Avg.      Avg.       Avg.
Months         of       Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full  Pct. Owner
to Maturity   Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc      Occupied
---------------------------------------------------------------------------------------------------------------------------
241 - 360     3,829  $  754,424,039    40.35%    7.630%      621     $197,029   80.68%      88.83%      53.26%     86.94%
---------------------------------------------------------------------------------------------------------------------------
361 >=        3,931   1,115,090,759    59.65     7.147       650      283,666   80.59       94.87       21.30      94.55
---------------------------------------------------------------------------------------------------------------------------
Total:        7,760  $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%     91.48%
---------------------------------------------------------------------------------------------------------------------------

15. Amortization Type

------------------------------------------------------------------------------------------------------------------------------
                                         Pct. Of   Weighted  Weighted
                Number                   Pool By     Avg.      Avg.       Avg.
Amortization      of       Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full  Pct. Owner
Type             Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------
2 YR ARM         2,832  $  508,170,166    27.18%    7.866%      605     $179,439   80.80%      87.70%      53.18%     86.10%
------------------------------------------------------------------------------------------------------------------------------
2 YR ARM 40/40   3,366     977,509,519    52.29     7.127       650      290,407   80.58       95.01       20.26      94.83
------------------------------------------------------------------------------------------------------------------------------
2 YR ARM IO        371     117,268,805     6.27     6.891       675      316,088   80.13       94.27       53.13      91.19
------------------------------------------------------------------------------------------------------------------------------
3 YR ARM           449      81,697,563     4.37     7.644       622      181,954   80.99       88.94       49.72      86.80
------------------------------------------------------------------------------------------------------------------------------
3 YR ARM 40/40     565     137,581,239     7.36     7.292       646      243,507   80.71       93.89       28.69      92.54
------------------------------------------------------------------------------------------------------------------------------
3 YR ARM IO         72      21,090,298     1.13     6.699       673      292,921   79.78       88.25       60.28      93.90
------------------------------------------------------------------------------------------------------------------------------
5 YR ARM            47      11,751,151     0.63     6.702       651      250,024   78.95       86.34       73.40      87.73
------------------------------------------------------------------------------------------------------------------------------
5 YR ARM IO         14       3,189,975     0.17     6.846       670      227,855   82.85       84.34       89.66      52.26
------------------------------------------------------------------------------------------------------------------------------
6 MO ARM            44      11,256,081     0.60     7.487       629      255,820   81.39       87.37       39.13      77.57
------------------------------------------------------------------------------------------------------------------------------
Total:           7,760  $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%     91.48%
------------------------------------------------------------------------------------------------------------------------------

16. [Reserved]

17. Initial Periodic Cap

----------------------------------------------------------------------------------------------------------------------------
                                       Pct. Of   Weighted  Weighted
              Number                   Pool By     Avg.      Avg.       Avg.
Initial         of       Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full  Pct. Owner
Periodic Cap   Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc      Occupied
----------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00      449  $  134,976,400     7.22%    6.975%      667     $300,616   80.31%      93.36%      52.65%     90.05%
----------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00    6,156   1,476,863,445    79.00     7.378       635      239,906   80.65       92.54       31.29      91.85
----------------------------------------------------------------------------------------------------------------------------
2.51 - 3.00    1,155     257,674,953    13.78     7.326       641      223,095   80.69       91.35       41.18      90.08
----------------------------------------------------------------------------------------------------------------------------
Total:         7,760  $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%     91.48%
----------------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

----------------------------------------------------------------------------------------------------------------------------
                                       Pct. Of   Weighted  Weighted
              Number                   Pool By     Avg.      Avg.       Avg.
                of       Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full  Pct. Owner
Periodic Cap   Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc      Occupied
----------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00    7,760  $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%     91.48%
----------------------------------------------------------------------------------------------------------------------------
Total:         7,760  $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%     91.48%
----------------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

--------------------------------------------------------------------------------------------------------------------------
                                     Pct. Of   Weighted  Weighted
            Number                   Pool By     Avg.      Avg.       Avg.
Months to     of       Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full  Pct. Owner
Rate Reset   Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc      Occupied
--------------------------------------------------------------------------------------------------------------------------
1 - 12          56  $   12,071,534     0.65%    7.509%      628     $215,563   81.12%      86.98%      41.26%     76.48%
--------------------------------------------------------------------------------------------------------------------------
13 - 24      6,557   1,602,133,037    85.70     7.344       638      244,339   80.62       92.64       33.08      91.81
--------------------------------------------------------------------------------------------------------------------------
25 - 36      1,086     240,369,101    12.86     7.359       640      221,334   80.72       91.72       38.61      90.71
--------------------------------------------------------------------------------------------------------------------------
49 >=           61      14,941,126     0.80     6.733       655      244,936   79.78       85.92       76.87      80.15
--------------------------------------------------------------------------------------------------------------------------
Total:       7,760  $1,869,514,798   100.00%    7.342%      638     $240,917   80.63%      92.43%      34.19%     91.48%
--------------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

-----------------------------------------------------------------------------------------------------------------------------
                                        Pct. Of   Weighted  Weighted
               Number                   Pool By     Avg.      Avg.       Avg.
Life Maximum     of       Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full  Pct. Owner
Rate            Loans      Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------
11.01 - 11.50      24  $    7,838,472     0.42%     5.413%     661     $326,603   74.26%      85.33%      79.58%     99.32%
-----------------------------------------------------------------------------------------------------------------------------
11.51 - 12.00     262      79,157,599     4.23      5.817      659      302,128   78.02       90.61       80.75      97.12
-----------------------------------------------------------------------------------------------------------------------------

12.01 - 12.50     746     212,420,286     11.36     6.311      657      284,746    78.99       93.24       53.59      97.11
-----------------------------------------------------------------------------------------------------------------------------
12.51 - 13.00   1,667     472,956,719     25.30     6.789      656      283,717    79.36       94.32       28.89      96.86
-----------------------------------------------------------------------------------------------------------------------------
13.01 - 13.50   1,591     411,997,180     22.04     7.277      646      258,955    80.22       94.54       22.06      95.56
-----------------------------------------------------------------------------------------------------------------------------
13.51 - 14.00   1,327     319,297,486     17.08     7.761      626      240,616    80.83       91.43       27.19      92.54
-----------------------------------------------------------------------------------------------------------------------------
14.01 - 14.50     799     160,640,296      8.59     8.261      608      201,052    83.33       89.43       37.45      80.46
-----------------------------------------------------------------------------------------------------------------------------
14.51 - 15.00     663     115,007,850      6.15     8.744      597      173,466    84.99       88.63       40.97      74.91
-----------------------------------------------------------------------------------------------------------------------------
15.01 & Above     681      90,198,910      4.82     9.563      586      132,451    84.75       87.00       37.32      62.77
-----------------------------------------------------------------------------------------------------------------------------
Total:          7,760  $1,869,514,798    100.00%    7.342%     638     $240,917    80.63%      92.43%      34.19%     91.48%
-----------------------------------------------------------------------------------------------------------------------------

21. Margin

-------------------------------------------------------------------------------------------------------------------------------
                                            Pct. Of   Weighted  Weighted
                                            Pool By      Avg.      Avg.      Avg.                                        Pct.
             Number of                     Principal    Gross    Current  Principal              Comb LTV   Pct. Full   Owner
Margin         Loans    Principal Balance   Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-------------------------------------------------------------------------------------------------------------------------------
4.50 - 4.99    7,157      $1,723,811,668      92.21%    7.285%     644     $240,857    80.93%     93.45%      32.20%     91.15%
-------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49        1             179,405       0.01     9.050      737      179,405       90      90.00        0.00       0.00
-------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99      357          83,755,708       4.48     8.058      559      234,610    78.94      80.01       64.78      93.26
-------------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49        1             774,520       0.04     6.775      616      774,520    80.00      95.00      100.00     100.00
-------------------------------------------------------------------------------------------------------------------------------
6.50 - 6.99      244          60,993,497       3.26     7.977      579      249,973    74.37      80.87       47.77      98.43
-------------------------------------------------------------------------------------------------------------------------------
Total:         7,760      $1,869,514,798     100.00%    7.342%     638     $240,917    80.63%     92.43%      34.19%     91.48%
-------------------------------------------------------------------------------------------------------------------------------

22. Interest Only

------------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By      Avg.      Avg.      Avg.                                        Pct.
               Number of     Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full   Owner
Interest Only    Loans        Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------
N                 7,303   $1,727,965,720    92.43%    7.381%     635     $236,610    80.67%      92.38%     32.49%      91.54%
------------------------------------------------------------------------------------------------------------------------------
Y                   457      141,549,078     7.57     6.861      675      309,735    80.14       93.15      55.02       90.72
------------------------------------------------------------------------------------------------------------------------------
Total:            7,760   $1,869,514,798   100.00%    7.342%     638     $240,917    80.63%      92.43%     34.19%      91.48%
------------------------------------------------------------------------------------------------------------------------------

23. UNITS

------------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By      Avg.      Avg.      Avg.                                        Pct.
               Number of     Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full   Owner
UNITS            Loans        Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------
1                7,216    $1,714,597,905     91.71%    7.331%     637     $237,611    80.58%      92.57%     34.79%     93.12%
------------------------------------------------------------------------------------------------------------------------------
2                  452       123,936,659      6.63     7.407      653      274,196    81.20       93.20      24.08      80.65
------------------------------------------------------------------------------------------------------------------------------
3                   62        19,323,254      1.03     7.603      653      311,665    80.19       81.52      42.14      51.74
------------------------------------------------------------------------------------------------------------------------------
4                   30        11,656,981      0.62     7.837      650      388,566    81.61       82.70      41.37      30.71
------------------------------------------------------------------------------------------------------------------------------
Total:           7,760    $1,869,514,798    100.00%    7.342%     638     $240,917    80.63%      92.43%     34.19%     91.48%
------------------------------------------------------------------------------------------------------------------------------

24. CITY

------------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By      Avg.      Avg.      Avg.                                        Pct.
               Number of     Principal    Principal    Gross    Current  Principal              Comb LTV   Pct. Full   Owner
CITY             Loans        Balance      Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------
CHICAGO            204    $   42,538,008      2.28%    7.437%     643     $208,520    81.47%      94.18%     31.05%     85.04%
------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO         131        36,305,841      1.94     7.072      642      277,144    80.92       93.57      28.85      95.15
------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES        109        41,148,932      2.20     7.099      638      377,513    78.03       89.75      29.14      94.10
------------------------------------------------------------------------------------------------------------------------------
SAN JOSE            98        45,239,029      2.42     7.156      642      461,623    80.06       92.33      20.09      97.67
------------------------------------------------------------------------------------------------------------------------------
STOCKTON            96        27,572,924      1.47     7.036      653      287,218    79.17       91.62      25.03      93.53
------------------------------------------------------------------------------------------------------------------------------
Other            7,122     1,676,710,065     89.69     7.361      637      235,427    80.70       92.45      35.05      91.30
-----------------------------------------------------------------------------------------------------------------------------
Total:           7,760    $1,869,514,798    100.00%    7.342%     638     $240,917    80.63%      92.43%     34.19%     91.48%
------------------------------------------------------------------------------------------------------------------------------

ALL FIXED

1. Current Principal Balance

-------------------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted  Weighted
                                               Pool By     Avg.      Avg.       Avg.                                     Pct.
Current Principal    Number of    Principal   Principal    Gross    Current  Principal   Comb   Comb LTV    Pct. Full   Owner
Balance                Loans       Balance     Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
-------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000           1,104    $ 34,796,926    16.44%    11.147%     612     $ 31,519  97.84%    98.39%      76.29%    97.78%
-------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000        394      24,363,552    11.51     10.548      638       61,836  96.00     97.75       53.61     95.19
-------------------------------------------------------------------------------------------------------------------------------
$75,001 - $100,000       318      27,392,894    12.94      9.871      634       86,141  92.09     95.47       63.17     92.86
-------------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000      143      16,023,691     7.57      9.076      637      112,054  87.16     93.14       56.48     96.01
-------------------------------------------------------------------------------------------------------------------------------
$125,001 - $150,000      110      14,968,045     7.07      8.330      634      136,073  82.37     87.99       60.44     94.62
-------------------------------------------------------------------------------------------------------------------------------
$150,001 - $200,000      136      23,573,435    11.14      7.894      635      173,334  79.27     83.73       58.90     96.08
-------------------------------------------------------------------------------------------------------------------------------
$200,001 - $250,000       63      14,162,936     6.69      7.159      645      224,809  75.20     81.70       63.28     90.68
-------------------------------------------------------------------------------------------------------------------------------
$250,001 - $300,000       51      13,932,061     6.58      7.146      629      273,178  77.88     82.00       68.73     93.95
-------------------------------------------------------------------------------------------------------------------------------
$300,001 - $350,000       26       8,510,322     4.02      6.918      647      327,320  74.51     81.73       53.32     96.36
-------------------------------------------------------------------------------------------------------------------------------
$350,001 - $400,000       23       8,761,569     4.14      6.739      669      380,938  76.09     80.71       56.98     95.48
-------------------------------------------------------------------------------------------------------------------------------
$400,001 - $450,000       16       6,696,090     3.16      6.888      635      418,506  76.67     82.91       80.89     87.38
-------------------------------------------------------------------------------------------------------------------------------
$450,001 - $500,000       11       5,292,587     2.50      6.962      648      481,144  77.23     79.09       54.86     90.75
-------------------------------------------------------------------------------------------------------------------------------
$500,001 - $550,000        7       3,663,820     1.73      6.583      662      523,403  81.51     85.31       70.75     85.71
-------------------------------------------------------------------------------------------------------------------------------
$550,001 - $600,000        7       3,944,869     1.86      6.511      688      563,553  84.32     85.49      100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000        4       2,537,221     1.20      7.133      628      634,305  82.11     82.11       74.53    100.00
-------------------------------------------------------------------------------------------------------------------------------
$650,001 - $700,000        2       1,319,133     0.62      6.949      674      659,567  65.03     65.03       50.04     50.04
-------------------------------------------------------------------------------------------------------------------------------
$700,001 & Above           2       1,697,020     0.80      6.961      597      848,510  75.87     75.87      100.00    100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                 2,417    $211,636,172   100.00%     8.799%     635     $ 87,562  85.96%    89.55%      64.29%    94.49%
-------------------------------------------------------------------------------------------------------------------------------

2. Current Rate

--------------------------------------------------------------------------------------------------------------------------
                                        Pct. Of   Weighted  Weighted
                                        Pool By     Avg.      Avg.      Avg.
              Number of    Principal   Principal    Gross   Current   Principal   Comb   Comb LTV    Pct. Full  Pct. Owner
Current Rate    Loans       Balance     Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc      Occupied
--------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49        96    $ 26,618,350    12.58%    6.275%      656    $277,274   72.85%    76.48%      87.80%     96.55%
--------------------------------------------------------------------------------------------------------------------------
6.50 - 6.99       138      31,507,875    14.89     6.735       654     228,318   77.28     84.53       80.75      95.35
--------------------------------------------------------------------------------------------------------------------------
7.00 - 7.49       101      19,980,918     9.44     7.232       630     197,831   76.36     80.98       69.88      90.29
--------------------------------------------------------------------------------------------------------------------------
7.50 - 7.99       150      23,350,791    11.03     7.717       631     155,672   77.30     84.58       51.14      88.75
--------------------------------------------------------------------------------------------------------------------------
8.00 - 8.49        89      12,107,409     5.72     8.206       626     136,038   82.30     88.44       49.42      89.32
--------------------------------------------------------------------------------------------------------------------------
8.50 - 8.99       159      13,020,124     6.15     8.722       645      81,888   86.53     91.10       47.62      86.80
--------------------------------------------------------------------------------------------------------------------------
9.00 & Above    1,684      85,050,705    40.19    11.115       625      50,505   98.34     98.80       57.81      98.01
--------------------------------------------------------------------------------------------------------------------------
Total:          2,417    $211,636,172   100.00%    8.799%      635    $ 87,562   85.96%    89.55%      64.29%     94.49%
--------------------------------------------------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------------------------------
                                        Pct. Of   Weighted  Weighted
                                        Pool By     Avg.      Avg.       Avg
              Number of    Principal   Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full  Pct. Owner
Credit Score    Loans       Balance     Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc      Occupied
--------------------------------------------------------------------------------------------------------------------------
740 & Above        71    $  7,397,103     3.50%     8.076%     765     $104,185  87.24%    93.31%      36.99%      85.51%
--------------------------------------------------------------------------------------------------------------------------
720 - 739          83       9,112,964     4.31      7.948      730      109,795  89.00     91.93       44.22       94.55
--------------------------------------------------------------------------------------------------------------------------
700 - 719         112      11,110,867     5.25      8.361      709       99,204  89.61     93.17       31.11       84.84
--------------------------------------------------------------------------------------------------------------------------
680 - 699         210      23,435,083    11.07      8.023      688      111,596  87.23     91.36       38.78       95.65
--------------------------------------------------------------------------------------------------------------------------
660 - 679         151      19,430,517     9.18      7.645      670      128,679  82.75     88.06       44.12       85.42
--------------------------------------------------------------------------------------------------------------------------
640 - 659         155      19,402,737     9.17      8.070      649      125,179  80.41     87.19       56.71       92.12
--------------------------------------------------------------------------------------------------------------------------
620 - 639         212      25,423,484    12.01      8.238      629      119,922  82.73     88.46       56.67       96.38
--------------------------------------------------------------------------------------------------------------------------
600 - 619         330      28,520,835    13.48      9.095      610       86,427  86.90     89.25       79.81       99.34
--------------------------------------------------------------------------------------------------------------------------
580 - 599         715      39,943,326    18.87     10.336      589       55,865  90.92     92.71       92.11       99.03
--------------------------------------------------------------------------------------------------------------------------
560 - 579         313      18,927,625     8.94      9.934      574       60,472  88.27     89.82       84.14       93.42
--------------------------------------------------------------------------------------------------------------------------
540 - 559          37       5,606,333     2.65      8.096      548      151,523  72.71     72.87       82.18       95.73
--------------------------------------------------------------------------------------------------------------------------
520 - 539          17       2,259,210     1.07      8.530      529      132,895  68.54     69.05       83.55       98.42
--------------------------------------------------------------------------------------------------------------------------
500 - 519          11       1,066,089     0.50      9.001      506       96,917  75.55     78.05       74.76      100.00
--------------------------------------------------------------------------------------------------------------------------
Total:          2,417    $211,636,172   100.00%     8.799%     635     $ 87,562  85.96%    89.55%      64.29%      94.49%
--------------------------------------------------------------------------------------------------------------------------

4. Lien

--------------------------------------------------------------------------------------------------------------------
                                  Pct. Of   Weighted  Weighted
                                  Pool By     Avg.      Avg.       Avg.
        Number of    Principal   Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full  Pct. Owner
Lien      Loans       Balance     Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc      Occupied
--------------------------------------------------------------------------------------------------------------------
1           752    $128,724,885    60.82%     7.316%    639     $171,177   77.15%    83.06%      68.69%     90.98%
--------------------------------------------------------------------------------------------------------------------
2         1,665      82,911,287    39.18     11.101     630       49,797   99.62     99.62       57.47      99.96
--------------------------------------------------------------------------------------------------------------------
Total:    2,417    $211,636,172   100.00%     8.799%    635     $ 87,562   85.96%    89.55%      64.29%     94.49%
--------------------------------------------------------------------------------------------------------------------

5. Combined Original LTV

-------------------------------------------------------------------------------------------------------------------------------
                                             Pct. Of   Weighted  Weighted
                                             Pool By     Avg.      Avg.       Avg.
Combined Original  Number of    Principal   Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full  Pct. Owner
LTV                  Loans       Balance     Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc      Occupied
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00            68    $ 11,800,243     5.58%     7.087%     620     $173,533  48.81%    50.11%      62.79%     83.52%
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00           56      10,447,729     4.94      7.078      620      186,567  65.85     65.96       62.64      87.97
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00          430      76,278,955    36.04      7.189      642      177,393  78.40     87.97       67.40      95.60
-------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00           47       8,654,610     4.09      7.458      640      184,141  84.28     84.42       75.64      86.39
-------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00          132      18,177,656     8.59      8.009      647      137,710  89.66     90.29       75.33      79.28
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00           83       6,451,458     3.05      9.408      644       77,728  94.81     95.13       62.49      98.05
-------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00       1,601      79,825,521    37.72     11.092      630       49,860  99.92     99.92       58.16      99.97
-------------------------------------------------------------------------------------------------------------------------------
Total:               2,417    $211,636,172   100.00%     8.799%     635     $ 87,562  85.96%    89.55%      64.29%     94.49%
-------------------------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

---------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By     Avg.      Avg.      Avg.                                      Pct.
Combined LTV     Number of    Principal   Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
with Silent2nds    Loans       Balance     Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00          66    $ 11,608,507     5.49%    7.041%      620     $175,886  49.28%    49.28%      63.08%    83.25%
---------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00         55      10,401,669     4.91     7.073       620      189,121  65.85     65.85       62.48     87.91
---------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00        175      38,124,424    18.01      7.06       630      217,854  76.82     76.82       72.53     91.33
---------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00         46       8,575,733     4.05     7.457       640      186,429  84.27     84.27       75.42     87.18
---------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00        118      17,874,400     8.45     7.879       647      151,478  89.11     89.60       76.47     83.64
---------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00         96       9,691,816     4.58     8.553       648      100,956  89.39     94.43       64.87     97.07
---------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00     1,861     115,359,622    54.51     9.969       637       61,988  93.83     99.92       59.10     99.28
---------------------------------------------------------------------------------------------------------------------------
Total:             2,417    $211,636,172   100.00%    8.799%      635     $ 87,562  85.96%    89.55%      64.29%    94.49%
---------------------------------------------------------------------------------------------------------------------------

7. Original LTV

----------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By     Avg.      Avg.       Avg.                                      Pct.
                 Number of    Principal   Principal    Gross    Current  Principal   Comb     Comb LTV   Pct. Full    Owner
Original LTV       Loans       Balance     Balance    Coupon     FICO     Balance     LTV   (incld. SS)     Doc     Occupied
----------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00       1,733    $ 94,711,530    44.75%    10.601%     629     $ 54,652   93.29%    93.46%      58.13%     97.91%
----------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00         56      10,447,729     4.94      7.078      620      186,567   65.85     65.96       62.64      87.97
----------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00        430      76,278,955    36.04      7.189      642      177,393   78.40     87.97       67.40      95.60
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00         46       8,640,039     4.08      7.451      640      187,827   84.28     84.42       75.77      86.36
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00        115      17,239,432     8.15      7.826      648      149,908   89.68     90.35       77.07      78.15
----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00         26       3,639,262     1.72      8.294      649      139,972   94.80     95.37       69.74      96.98
----------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00        11         679,224     0.32      9.411      634       61,748  100.00    100.00      100.00     100.00
----------------------------------------------------------------------------------------------------------------------------
Total:             2,417    $211,636,172   100.00%     8.799%     635     $ 87,562   85.96%    89.55%      64.29%     94.49%
----------------------------------------------------------------------------------------------------------------------------

8. Documentation

---------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By     Avg.      Avg.       Avg.                                      Pct.
                 Number of    Principal   Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
Documentation      Loans       Balance     Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------
FULL DOC           1,633    $136,067,036    64.29%    8.714%      619     $ 83,323  85.39%    88.84%     100.00%     94.28%
---------------------------------------------------------------------------------------------------------------------------
STATED DOC           679      68,546,157    32.39      8.86       667      100,952  86.12     90.11        0.00      94.36
---------------------------------------------------------------------------------------------------------------------------
LIMITED DOC          105       7,022,979     3.32     9.863       636       66,886  95.38     97.99        0.00     100.00
---------------------------------------------------------------------------------------------------------------------------
Total:             2,417    $211,636,172   100.00%    8.799%      635     $ 87,562  85.96%    89.55%      64.29%     94.49%
---------------------------------------------------------------------------------------------------------------------------

9. Purpose

---------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By     Avg.      Avg.       Avg.                                      Pct.
                 Number of    Principal   Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
Purpose            Loans       Balance     Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------
PURCHASE          1,718     $112,539,377    53.18%    9.782%      640     $ 65,506  93.09%    97.78%      57.49%    97.05%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI        629       89,137,391    42.12     7.713       632      141,713  78.13     80.20       70.89     91.80
---------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI       70        9,959,404     4.71     7.408       623      142,277  75.45     80.33       82.13     89.74
---------------------------------------------------------------------------------------------------------------------------
Total:            2,417     $211,636,172   100.00%    8.799%      635     $ 87,562  85.96%    89.55%      64.29%    94.49%
---------------------------------------------------------------------------------------------------------------------------

10. Occupancy

---------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By     Avg.      Avg.       Avg.                                      Pct.
                 Number of    Principal   Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
Occupancy          Loans       Balance     Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED     2,321    $199,984,660    94.49%    8.848%      634     $ 86,163  86.43%    90.19%      64.14%    100.00%
---------------------------------------------------------------------------------------------------------------------------
INVESTOR              87      10,486,781     4.96     8.035       661      120,538  76.99     77.93       63.49       0.00
---------------------------------------------------------------------------------------------------------------------------
SECOND HOME            9       1,164,731     0.55     7.197       697      129,415  84.72     84.72       96.94       0.00
---------------------------------------------------------------------------------------------------------------------------
Total:             2,417    $211,636,172   100.00%    8.799%      635     $ 87,562  85.96%    89.55%      64.29%     94.49%
---------------------------------------------------------------------------------------------------------------------------

11. Property Type

---------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By     Avg.      Avg.       Avg.                                      Pct.
                 Number of    Principal   Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
Property Type      Loans       Balance     Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY      1,754    $153,185,490    72.38%    8.733%      633     $ 87,335  85.19%    88.60%      65.81%     95.52%
---------------------------------------------------------------------------------------------------------------------------
PUD                  291      26,225,167    12.39     8.937       629       90,121  87.74     93.18       69.78      98.37
---------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY           176      18,936,740     8.95     8.766       659      107,595  86.70     89.36       47.23      82.45
---------------------------------------------------------------------------------------------------------------------------
CONDO                188      12,423,397     5.87     9.422       639       66,082  90.85     93.88       58.58      91.63
---------------------------------------------------------------------------------------------------------------------------
TOWNHOUSE              8         865,377     0.41     8.151       635      108,172  81.25     89.74       84.89     100.00
---------------------------------------------------------------------------------------------------------------------------
Total:             2,417    $211,636,172   100.00%    8.799%      635     $ 87,562  85.96%    89.55%      64.29%     94.49%
---------------------------------------------------------------------------------------------------------------------------

12. State

---------------------------------------------------------------------------------------------------------------------------
                                           Pct. Of   Weighted  Weighted
                                           Pool By     Avg.      Avg.       Avg.                                      Pct.
                 Number of    Principal   Principal    Gross    Current  Principal   Comb    Comb LTV   Pct. Full    Owner
State              Loans       Balance     Balance    Coupon     FICO     Balance    LTV   (incld. SS)     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------
CA                   454    $ 62,669,934    29.61%    8.679%      643     $138,040  84.37%    85.61%      56.73%     95.17%
---------------------------------------------------------------------------------------------------------------------------
FL                   211      19,046,140     9.00     8.815       624       90,266  84.76     87.56       57.18      96.02
---------------------------------------------------------------------------------------------------------------------------
TX                   192      17,379,756     8.21     8.030       624       90,520  80.45     90.72       66.71      93.85
---------------------------------------------------------------------------------------------------------------------------
IL                   282      16,340,940     7.72     9.604       640       57,947  91.86     96.69       61.70      98.44
---------------------------------------------------------------------------------------------------------------------------
NY                    70      11,061,020     5.23     8.147       641      158,015  80.87     84.19       52.88      90.25
---------------------------------------------------------------------------------------------------------------------------
WA                   121       8,952,445     4.23     9.072       628       73,987  87.78     92.29       81.60      99.78
---------------------------------------------------------------------------------------------------------------------------
GA                   142       8,813,067     4.16     9.038       639       62,064  90.04     94.30       73.72      91.59
---------------------------------------------------------------------------------------------------------------------------
NJ                    90       7,723,489     3.65     9.231       661       85,817  92.62     94.19       42.28      98.93
---------------------------------------------------------------------------------------------------------------------------
MD                    39       6,501,933     3.07     7.631       656      166,716  82.01     86.72       66.34      86.55
---------------------------------------------------------------------------------------------------------------------------
OR                    58       5,963,018     2.82     8.494       623      102,811  83.87     90.14       76.42     100.00
---------------------------------------------------------------------------------------------------------------------------
Other                758      47,184,430    22.30     9.142       626       62,249  88.33     92.09       76.64      92.06
---------------------------------------------------------------------------------------------------------------------------
Total:             2,417    $211,636,172   100.00%    8.799%      635     $ 87,562  85.96%    89.55%      64.29%     94.49%
---------------------------------------------------------------------------------------------------------------------------

13. Zip

---------------------------------------------------------------------------------------------------------------------
                                  Pct. Of   Weighted  Weighted
                                  Pool By      Avg.      Avg.      Avg.                                        Pct.
        Number of    Principal   Principal    Gross    Current  Principal              Comb LTV   Pct. Full   Owner
Zip       Loans       Balance     Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------
94509        10    $  1,196,163      0.57%    9.852%     642     $119,616    93.32%     93.32%      36.77%    100.00%
---------------------------------------------------------------------------------------------------------------------
95404         2       1,117,598      0.53     6.722      720      558,799    82.66      82.66       53.16      53.16
---------------------------------------------------------------------------------------------------------------------
97405         1         892,883      0.42     6.700      612      892,883    74.50      74.50      100.00     100.00
---------------------------------------------------------------------------------------------------------------------
94591         4         815,110      0.39     7.721      646      203,777    85.50      85.50       85.71     100.00
---------------------------------------------------------------------------------------------------------------------
90066         1         804,137      0.38     7.250      580      804,137    77.40      77.40      100.00     100.00
---------------------------------------------------------------------------------------------------------------------
95757         3         786,802      0.37     7.057      674      262,267    74.37      74.37       94.97     100.00
---------------------------------------------------------------------------------------------------------------------
60605         2         782,370      0.37     6.620      644      391,185    80.00      94.66      100.00     100.00
---------------------------------------------------------------------------------------------------------------------
93277         4         710,376      0.34     7.240      630      177,594    82.48      82.48      100.00     100.00
---------------------------------------------------------------------------------------------------------------------
94577         3         685,474      0.32     7.951      643      228,491    91.63      91.63        0.00     100.00
---------------------------------------------------------------------------------------------------------------------
95621         4         682,016      0.32     7.791      615      170,504    86.08      86.08      100.00     100.00
---------------------------------------------------------------------------------------------------------------------
Other     2,383     203,163,243     96.00     8.851      635       85,255    86.08      89.77       63.85      94.52
---------------------------------------------------------------------------------------------------------------------
Total:    2,417    $211,636,172    100.00%    8.799%     635     $ 87,562    85.96%     89.55%      64.29%     94.49%
---------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------
                                     Pct. Of   Weighted  Weighted
Remaining                            Pool By      Avg.      Avg.      Avg.                                        Pct.
Months to  Number of    Principal   Principal    Gross    Current  Principal              Comb LTV   Pct. Full   Owner
Maturity     Loans       Balance     Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
------------------------------------------------------------------------------------------------------------------------
1 - 180         46    $  3,304,610      1.56%    8.219%     639     $ 71,839   73.80%      75.29%      64.16%     93.07%
------------------------------------------------------------------------------------------------------------------------
181 - 240       34       1,841,049      0.87    10.162      645       54,149   92.79       92.79       41.81      96.16
------------------------------------------------------------------------------------------------------------------------
241 - 360    2,195     173,173,839     81.83     9.101      633       78,895   87.69       90.74       65.60      95.41
------------------------------------------------------------------------------------------------------------------------
361 >=         142      33,316,673     15.74     7.214      646      234,624   77.75       84.61       58.77      89.80
------------------------------------------------------------------------------------------------------------------------
Total:       2,417    $211,636,172    100.00%    8.799%     635     $ 87,562   85.96%      89.55%      64.29%     94.49%
------------------------------------------------------------------------------------------------------------------------

15. Amortization Type

---------------------------------------------------------------------------------------------------------------------------
                                        Pct. Of   Weighted  Weighted
                                        Pool By      Avg.      Avg.      Avg.                                        Pct.
Amortization  Number of    Principal   Principal    Gross    Current  Principal              Comb LTV   Pct. Full   Owner
    Type        Loans       Balance     Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------
15 YR FIXED        46    $  3,304,610      1.56%     8.219%    639     $ 71,839    73.80%      75.29%     64.16%     93.07%
---------------------------------------------------------------------------------------------------------------------------
20 YR FIXED        34       1,841,049      0.87     10.162     645       54,149    92.79       92.79      41.81      96.16
---------------------------------------------------------------------------------------------------------------------------
30 YR FIXED     2,195     173,173,839     81.83      9.101     633       78,895    87.69       90.74      65.60      95.41
---------------------------------------------------------------------------------------------------------------------------
40 YR FIXED       142      33,316,673     15.74      7.214     646      234,624    77.75       84.61      58.77      89.80
---------------------------------------------------------------------------------------------------------------------------
Total:          2,417    $211,636,172    100.00%     8.799%    635     $ 87,562    85.96%      89.55%     64.29%     94.49%
---------------------------------------------------------------------------------------------------------------------------

16. [Reserved]

17. Initial Periodic Cap

-------------------------------------------------------------------------------------------------------------------------------
                                            Pct. Of   Weighted  Weighted
                                            Pool By      Avg.      Avg.      Avg.                                        Pct.
Initial Periodic  Number of    Principal   Principal    Gross    Current  Principal              Comb LTV   Pct. Full   Owner
Cap                 Loans       Balance     Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-------------------------------------------------------------------------------------------------------------------------------
<= 0.00             2,417    $211,636,172   100.00%    8.799%      635     $87,562    85.96%      89.55%      64.29%    94.49%
-------------------------------------------------------------------------------------------------------------------------------
Total:              2,417    $211,636,172   100.00%    8.799%      635     $87,562    85.96%      89.55%      64.29%    94.49%
-------------------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

---------------------------------------------------------------------------------------------------------------------------
                                        Pct. Of   Weighted  Weighted
                                        Pool By      Avg.      Avg.      Avg.                                        Pct.
              Number of    Principal   Principal    Gross    Current  Principal              Comb LTV   Pct. Full   Owner
Periodic Cap    Loans       Balance     Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
---------------------------------------------------------------------------------------------------------------------------
<= 0.00         2,417    $211,636,172   100.00%    8.799%      635     $87,562    85.96%      89.55%      64.29%    94.49%
---------------------------------------------------------------------------------------------------------------------------
Total:          2,417    $211,636,172   100.00%    8.799%      635     $87,562    85.96%      89.55%      64.29%    94.49%
---------------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

-------------------------------------------------------------------------------------------------------------------------------
                                            Pct. Of   Weighted  Weighted
                                            Pool By      Avg.      Avg.      Avg.                                        Pct.
Months to Rate    Number of    Principal   Principal    Gross    Current  Principal              Comb LTV   Pct. Full   Owner
Reset               Loans       Balance     Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-------------------------------------------------------------------------------------------------------------------------------
<= 0                2,417    $211,636,172   100.00%    8.799%      635     $87,562    85.96%      89.55%      64.29%    94.49%
-------------------------------------------------------------------------------------------------------------------------------
Total:              2,417    $211,636,172   100.00%    8.799%      635     $87,562    85.96%      89.55%      64.29%    94.49%
-------------------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

-------------------------------------------------------------------------------------------------------------------------------
                                            Pct. Of   Weighted  Weighted
                                            Pool By      Avg.      Avg.      Avg.                                        Pct.
Life Maximum      Number of    Principal   Principal    Gross    Current  Principal              Comb LTV   Pct. Full   Owner
Rate                Loans       Balance     Balance    Coupon     FICO     Balance   Comb LTV  (incld. SS)     Doc     Occupied
-------------------------------------------------------------------------------------------------------------------------------
9.00 & Below        2,417    $211,636,172   100.00%    8.799%      635     $87,562    85.96%      89.55%      64.29%    94.49%
-------------------------------------------------------------------------------------------------------------------------------
Total:              2,417    $211,636,172   100.00%    8.799%      635     $87,562    85.96%      89.55%      64.29%    94.49%
-------------------------------------------------------------------------------------------------------------------------------

21. Margin

-----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                      Number of   Principal     Pool By     Avg.      Avg.       Avg.                Comb LTV   Pct. Full    Pct.
Margin                  Loans      Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                Balance    Coupon     FICO     Balance                                     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.99 & Below              2,417  $211,636,172    100.00%    8.799%       635    $87,562    85.96%       89.55%     64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,417  $211,636,172    100.00%    8.799%       635    $87,562    85.96%       89.55%     64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------------------

22. Interest Only

-----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                      Number of   Principal     Pool By     Avg.      Avg.       Avg.                Comb LTV   Pct. Full    Pct.
Interest Only           Loans      Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                Balance    Coupon     FICO     Balance                                     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
N                         2,417  $211,636,172    100.00%    8.799%       635    $87,562    85.96%       89.55%     64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,417  $211,636,172    100.00%    8.799%       635    $87,562    85.96%       89.55%     64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------------------

23. UNITS

-----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                      Number of   Principal     Pool By     Avg.      Avg.       Avg.                Comb LTV   Pct. Full    Pct.
UNITS                   Loans      Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                Balance    Coupon     FICO     Balance                                     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1                         2,241  $192,699,432     91.05%    8.802%       633    $85,988    85.88%       89.57%     65.97%    95.68%
-----------------------------------------------------------------------------------------------------------------------------------
2                           163    15,991,779       7.56     8.990       656     98,109     89.51        92.67      45.50     92.71
-----------------------------------------------------------------------------------------------------------------------------------
3                             5       886,700       0.42     7.386       673    177,340     67.15        67.15      72.51     27.49
-----------------------------------------------------------------------------------------------------------------------------------
4                             8     2,058,261       0.97     7.620       676    257,283     73.22        73.22      49.78     26.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,417  $211,636,172    100.00%    8.799%       635    $87,562    85.96%       89.55%     64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------------------

24. CITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                      Number of   Principal     Pool By     Avg.      Avg.       Avg.                Comb LTV   Pct. Full    Pct.
CITY                    Loans      Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                Balance    Coupon     FICO     Balance                                     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CHICAGO                     110    $7,192,298      3.40%    9.385%       648    $65,385    91.41%       96.33%     62.99%    97.67%
-----------------------------------------------------------------------------------------------------------------------------------
MIAMI                        30     3,103,614       1.47     8.559       627    103,454     86.23        90.59      63.29    100.00
-----------------------------------------------------------------------------------------------------------------------------------
AURORA                       24     1,229,299       0.58    10.014       641     51,221     91.79        99.80      48.43    100.00
-----------------------------------------------------------------------------------------------------------------------------------
HOUSTON                      23     2,151,918       1.02     7.907       632     93,562     77.56        85.54      63.65     95.21
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                  23     4,872,186       2.30     7.998       664    211,834     84.66        84.66      34.75    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Other                     2,207   193,086,857      91.24     8.803       634     87,488     85.84        89.39      65.21     94.11
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,417  $211,636,172    100.00%    8.799%       635    $87,562    85.96%       89.55%     64.29%    94.49%
-----------------------------------------------------------------------------------------------------------------------------------

GROUP I

1. Current Principal Balance

----------------------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted  Weighted
Current Principal    Number of    Principal    Pool By     Avg.      Avg.       Avg.                Comb LTV   Pct. Full    Pct.
Balance                Loans       Balance    Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                               Balance    Coupon     FICO     Balance                                     Occupied
----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000               300   $12,829,327      1.58%    9.177%       612    $42,764    81.93%       88.08%     63.40%    63.61%
----------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000          473    30,029,371       3.70     8.938       616     63,487     82.36        91.80      55.11     65.92
----------------------------------------------------------------------------------------------------------------------------------
$75,001 - $100,000         630    55,399,384       6.83     7.980       620     87,936     81.41        91.40      63.16     76.04
----------------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000        625    69,953,839       8.63     7.796       616    111,926     81.12        91.72      58.31     84.76
----------------------------------------------------------------------------------------------------------------------------------
$125,001 - $150,000        595    81,709,095      10.08     7.629       622    137,326     79.98        89.99      55.29     87.57
----------------------------------------------------------------------------------------------------------------------------------
$150,001 - $200,000      1,035   181,018,048      22.33     7.469       621    174,897     79.59        88.40      54.18     88.05
----------------------------------------------------------------------------------------------------------------------------------
$200,001 - $250,000        619   137,765,709      16.99     7.404       625    222,562     79.54        87.61      46.67     85.53
----------------------------------------------------------------------------------------------------------------------------------
$250,001 - $300,000        516   141,078,495      17.40     7.259       623    273,408     79.67        86.70      44.35     88.96
----------------------------------------------------------------------------------------------------------------------------------
$300,001 - $350,000        239    75,878,799       9.36     7.205       640    317,485     80.44        87.63      39.71     87.60
----------------------------------------------------------------------------------------------------------------------------------
$350,001 - $400,000         25     9,318,981       1.15     7.539       623    372,759     81.30        83.22      39.87     59.82
----------------------------------------------------------------------------------------------------------------------------------
$400,001 - $450,000         19     7,918,951       0.98     7.198       656    416,787     78.40        82.61      42.26     62.86
----------------------------------------------------------------------------------------------------------------------------------
$450,001 - $500,000         12     5,714,221       0.70     6.999       624    476,185     78.86        81.38      41.52     67.16
----------------------------------------------------------------------------------------------------------------------------------
$500,001 - $550,000          4     2,103,506       0.26     7.871       690    525,877     82.32        82.32      75.30      0.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                   5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%    84.43%
----------------------------------------------------------------------------------------------------------------------------------

2. Current Rate

----------------------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted  Weighted
                     Number of    Principal    Pool By     Avg.      Avg.       Avg.                Comb LTV   Pct. Full    Pct.
Current Rate           Loans       Balance    Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                               Balance    Coupon     FICO     Balance                                     Occupied
----------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                  6    $1,424,430      0.18%    5.366%       665   $237,405    65.42%       72.94%     75.25%    96.25%
----------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99                125    25,931,244       3.20     5.790       651    207,450     76.50        85.77      87.59     94.08
----------------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49                394    80,103,862       9.88     6.269       640    203,309     76.50        86.56      75.97     94.13
----------------------------------------------------------------------------------------------------------------------------------
6.50 - 6.99                811   157,995,520      19.49     6.743       642    194,816     77.91        89.18      55.66     92.84
----------------------------------------------------------------------------------------------------------------------------------
7.00 - 7.49                858   152,868,402      18.86     7.238       632    178,168     79.11        90.06      40.94     92.80
----------------------------------------------------------------------------------------------------------------------------------
7.50 - 7.99                907   144,272,484      17.80     7.721       619    159,066     79.89        88.35      41.80     88.11
----------------------------------------------------------------------------------------------------------------------------------
8.00 - 8.49                630    93,251,927      11.50     8.220       609    148,019     83.41        88.67      49.86     72.37
----------------------------------------------------------------------------------------------------------------------------------
8.50 - 8.99                641    85,266,923      10.52     8.711       598    133,022     83.57        87.77      46.57     71.17
----------------------------------------------------------------------------------------------------------------------------------
9.00 & Above               720    69,602,933       8.59     9.607       593     96,671     85.04        87.94      43.19     56.76
----------------------------------------------------------------------------------------------------------------------------------
Total:                   5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%    84.43%
----------------------------------------------------------------------------------------------------------------------------------

3. Credit Score

----------------------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted  Weighted
                     Number of    Principal    Pool By     Avg.      Avg.       Avg.                Comb LTV   Pct. Full    Pct.
Credit Score           Loans       Balance    Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                               Balance    Coupon     FICO     Balance                                     Occupied
----------------------------------------------------------------------------------------------------------------------------------

740 & Above                120   $20,401,830      2.52%    7.251%        765   $170,015    81.82%       90.03%     28.69%     61.46%
------------------------------------------------------------------------------------------------------------------------------------
720 - 739                  135    24,550,469       3.03     7.241        728    181,855     82.57        93.75      20.61      70.48
------------------------------------------------------------------------------------------------------------------------------------
700 - 719                  214    38,024,757       4.69     7.259        709    177,686     81.89        94.53      21.89      76.78
------------------------------------------------------------------------------------------------------------------------------------
680 - 699                  347    64,756,761       7.99     7.195        689    186,619     81.65        93.10      30.29      72.87
------------------------------------------------------------------------------------------------------------------------------------
660 - 679                  450    73,717,614       9.09     7.418        669    163,817     81.69        92.74      30.65      75.79
------------------------------------------------------------------------------------------------------------------------------------
640 - 659                  607    91,995,616      11.35     7.465        649    151,558     80.54        92.41      35.16      83.82
------------------------------------------------------------------------------------------------------------------------------------
620 - 639                  853   132,772,898      16.38     7.506        629    155,654     81.19        92.22      36.94      83.84
------------------------------------------------------------------------------------------------------------------------------------
600 - 619                  584    90,939,621      11.22     7.359        609    155,719     80.86        87.95      66.21      86.85
------------------------------------------------------------------------------------------------------------------------------------
580 - 599                  592    88,818,810      10.96     7.465        589    150,032     80.07        87.56      77.00      89.42
------------------------------------------------------------------------------------------------------------------------------------
560 - 579                  469    72,350,034       8.92     7.702        571    154,264     80.06        84.62      76.52      95.56
------------------------------------------------------------------------------------------------------------------------------------
540 - 559                  232    37,239,517       4.59     8.023        550    160,515     77.09        78.21      72.59      93.26
------------------------------------------------------------------------------------------------------------------------------------
520 - 539                  190    27,321,668       3.37     8.373        529    143,798     73.59        74.68      77.34      94.22
------------------------------------------------------------------------------------------------------------------------------------
500 - 519                  293    46,983,032       5.80     8.540        507    160,352     73.26        73.98      76.55      96.05
------------------------------------------------------------------------------------------------------------------------------------
1 - 499                      6       845,100       0.10     8.944        493    140,850     77.89        79.26      94.09     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,092  $810,717,725    100.00%    7.553%        624   $159,214    80.12%       88.49%     50.79%     84.43%
------------------------------------------------------------------------------------------------------------------------------------

4. Lien

------------------------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted   Weighted
                     Number of   Principal     Pool By     Avg.       Avg.      Avg.                Comb LTV    Pct. Full    Pct.
Lien                   Loans      Balance     Principal   Gross     Current   Principal  Comb LTV  (incld. SS)     Doc      Owner
                                               Balance    Coupon      FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        5,092  $810,717,725    100.00%    7.553%        624   $159,214    80.12%       88.49%     50.79%     84.43%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,092  $810,717,725    100.00%    7.553%        624   $159,214    80.12%       88.49%     50.79%     84.43%
------------------------------------------------------------------------------------------------------------------------------------

5. Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted   Weighted
Combined Original    Number of   Principal     Pool By     Avg.       Avg.      Avg.                Comb LTV    Pct. Full    Pct.
LTV                    Loans      Balance     Principal   Gross     Current   Principal  Comb LTV  (incld. SS)     Doc      Owner
                                               Balance    Coupon      FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00               228   $38,200,998      4.71%    7.242%        589   $167,548    49.61%       50.13%     54.50%     90.61%
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00              291    51,459,634       6.35     7.332        580    176,837     66.98        67.35      61.04      91.18
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00            2,989   483,521,943      59.64     7.285        629    161,767     79.29        92.67      45.96      93.65
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00              386    66,822,872       8.24     7.931        614    173,116     84.61        85.76      53.48      69.52
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00              866   123,299,713      15.21     8.252        639    142,378     89.79        91.26      51.34      49.84
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00              226    36,012,934       4.44     8.372        614    159,349     94.74        95.19      76.06      86.52
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00             106    11,399,632       1.41     8.624        630    107,544     99.94        99.94      95.28      97.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,092  $810,717,725    100.00%    7.553%        624   $159,214    80.12%       88.49%     50.79%     84.43%
------------------------------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

------------------------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted   Weighted
Combined LTV with    Number of   Principal     Pool By     Avg.       Avg.      Avg.                Comb LTV    Pct. Full    Pct.
Silent2nds             Loans      Balance     Principal   Gross     Current   Principal  Comb LTV  (incld. SS)     Doc      Owner
                                               Balance    Coupon      FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------

0.01 - 60.00                 225   $37,653,658      4.64%    7.246%       589   $167,350    49.56%      49.56%     54.54%    90.48%
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                286    50,754,691       6.26     7.335       579    177,464     66.98       66.98      61.43     91.99
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                860   152,676,846      18.83     7.534       589    177,531     77.78       77.81      61.91     82.15
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                331    61,371,072       7.57     7.842       615    185,411     84.58       84.58      54.12     72.02
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                725   112,250,106      13.85     8.070       638    154,828     89.03       89.73      51.65     57.53
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                283    47,660,400       5.88     7.967       625    168,411     90.45       94.63      66.49     86.12
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00             2,382   348,350,953      42.97     7.353       646    146,243     81.30       99.96      40.94     94.30
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%      88.49%     50.79%    84.43%
-----------------------------------------------------------------------------------------------------------------------------------

7. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                       Number of   Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV    Pct. Full     Pct.
Original LTV             Loans      Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                 Balance    Coupon     FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00                 228   $38,200,998      4.71%    7.242%       589   $167,548    49.61%      50.13%      54.50%    90.61%
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                291    51,459,634       6.35     7.332       580    176,837     66.98       67.35       61.04     91.18
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00              2,989   483,521,943      59.64     7.285       629    161,767     79.29       92.67       45.96     93.65
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                386    66,822,872       8.24     7.931       614    173,116     84.61       85.76       53.48     69.52
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                866   123,299,713      15.21     8.252       639    142,378     89.79       91.26       51.34     49.84
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                226    36,012,934       4.44     8.372       614    159,349     94.74       95.19       76.06     86.52
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00               106    11,399,632       1.41     8.624       630    107,544     99.94       99.94       95.28     97.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                     5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%      88.49%      50.79%    84.43%
------------------------------------------------------------------------------------------------------------------------------------

8. Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                       Number of   Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV    Pct. Full     Pct.
Documentation            Loans      Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                 Balance    Coupon     FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
FULL DOC                   2,743  $411,727,745     50.79%    7.389%       602   $150,101    80.35%      86.74%     100.00%    87.13%
------------------------------------------------------------------------------------------------------------------------------------
STATED DOC                 2,221   377,826,691      46.60     7.746       649    170,116     79.78       90.19        0.00     81.07
------------------------------------------------------------------------------------------------------------------------------------
LIMITED DOC                  128    21,163,289       2.61     7.323       601    165,338     81.83       92.03        0.00     91.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                     5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%      88.49%      50.79%    84.43%
------------------------------------------------------------------------------------------------------------------------------------

9. Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                       Number of   Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV    Pct. Full     Pct.
Purpose                  Loans      Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                 Balance    Coupon     FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE                   2,790  $396,217,257     48.87%    7.600%       645   $142,013    82.52%      96.81%      40.13%    80.23%
------------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI               2,136   387,690,912      47.82     7.506       604    181,503     77.81       80.31       60.47     88.08
------------------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI               166    26,809,557       3.31     7.556       597    161,503     78.10       83.76       68.17     93.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                     5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%      88.49%      50.79%    84.43%
------------------------------------------------------------------------------------------------------------------------------------

10. Occupancy

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                     Number of     Principal     Pool By     Avg.      Avg.      Avg.                 Comb LTV   Pct. Full   Pct.
Occupancy              Loans        Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc     Owner
                                                 Balance    Coupon     FICO     Balance                                    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED           4,167    $684,509,897     84.43%    7.420%       618   $164,269    79.30%       88.81%     52.41%  100.00%
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR                   866     115,756,274      14.28     8.321       654    133,668     84.18        86.47      40.46     0.00
-----------------------------------------------------------------------------------------------------------------------------------
SECOND HOME                 59      10,451,555       1.29     7.783       653    177,145     89.24        89.63      58.86     0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   5,092    $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%   84.43%
-----------------------------------------------------------------------------------------------------------------------------------

11. Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                     Number of     Principal     Pool By     Avg.      Avg.      Avg.                 Comb LTV   Pct. Full   Pct.
Property Type          Loans        Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc     Owner
                                                 Balance    Coupon     FICO     Balance                                    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY            3,697    $560,046,466     69.08%    7.594%       619   $151,487    79.85%       87.83%     52.70%   86.96%
-----------------------------------------------------------------------------------------------------------------------------------
PUD                        595     107,570,975      13.27     7.334       623    180,792     80.48        92.04      52.31    94.81
-----------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                 350      71,870,675       8.87     7.634       642    205,345     80.61        85.21      44.45    52.55
-----------------------------------------------------------------------------------------------------------------------------------
CONDO                      436      69,484,967       8.57     7.475       643    159,369     81.21        91.60      39.56    81.17
-----------------------------------------------------------------------------------------------------------------------------------
TOWNHOUSE                   14       1,744,643       0.22     7.861       627    124,617     82.08        92.29      50.67    76.25
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   5,092    $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%   84.43%
-----------------------------------------------------------------------------------------------------------------------------------

12. State

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                     Number of     Principal     Pool By     Avg.      Avg.      Avg.                 Comb LTV   Pct. Full   Pct.
State                  Loans        Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc     Owner
                                                 Balance    Coupon     FICO     Balance                                    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                         737    $172,469,880     21.27%    7.121%       623   $234,016    75.15%       81.05%     43.77%   84.45%
-----------------------------------------------------------------------------------------------------------------------------------
FL                         431      68,487,401       8.45     7.654       624    158,903     80.09        85.95      42.58    82.06
-----------------------------------------------------------------------------------------------------------------------------------
IL                         399      66,144,310       8.16     7.524       628    165,775     81.08        91.86      45.97    86.69
-----------------------------------------------------------------------------------------------------------------------------------
WA                         268      49,645,225       6.12     7.161       626    185,243     80.90        92.86      59.83    93.59
-----------------------------------------------------------------------------------------------------------------------------------
MD                         232      44,372,823       5.47     7.468       622    191,262     81.41        91.02      44.46    94.93
-----------------------------------------------------------------------------------------------------------------------------------
TX                         440      41,964,286       5.18     8.029       614     95,373     80.88        92.55      60.44    86.83
-----------------------------------------------------------------------------------------------------------------------------------
NJ                         163      36,836,112       4.54     7.605       629    225,988     80.45        84.69      45.88    79.30
-----------------------------------------------------------------------------------------------------------------------------------
GA                         236      29,807,608       3.68     7.917       624    126,303     84.01        93.21      60.07    76.03
-----------------------------------------------------------------------------------------------------------------------------------
VA                         138      29,649,845       3.66     7.425       644    214,854     79.36        91.95      27.93    94.83
-----------------------------------------------------------------------------------------------------------------------------------
CO                         164      26,880,934       3.32     7.254       626    163,908     81.82        94.06      61.12    91.84
-----------------------------------------------------------------------------------------------------------------------------------
Other                    1,884     244,459,302      30.15     7.848       621    129,755     82.24        90.45      58.23    80.02
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   5,092    $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%   84.43%
-----------------------------------------------------------------------------------------------------------------------------------

13. Zip

----------------------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted  Weighted
                     Number of    Principal    Pool By     Avg.      Avg.       Avg.                Comb LTV   Pct. Full    Pct.
Zip                    Loans       Balance    Principal   Gross     Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                               Balance    Coupon     FICO     Balance                                     Occupied
----------------------------------------------------------------------------------------------------------------------------------
22193                       15    $4,125,890      0.51%    7.165%       662   $275,059    79.77%       96.14%     24.23%   100.00%
----------------------------------------------------------------------------------------------------------------------------------
95823                       16     3,450,434       0.43     7.115       602    215,652     78.90        82.88      46.00     80.21
----------------------------------------------------------------------------------------------------------------------------------
22191                       11     2,739,118       0.34     7.237       645    249,011     75.76        91.29       9.11    100.00
----------------------------------------------------------------------------------------------------------------------------------
95828                       10     2,613,419       0.32     6.869       653    261,342     82.01        97.38      29.22     90.54
----------------------------------------------------------------------------------------------------------------------------------
94603                        9     2,580,593       0.32     6.993       658    286,733     76.94        83.65      44.82     70.69
----------------------------------------------------------------------------------------------------------------------------------
60629                       13     2,399,175       0.30     7.529       649    184,552     80.01        96.96      25.07     82.58
----------------------------------------------------------------------------------------------------------------------------------
94565                        8     2,278,058       0.28     6.514       671    284,757     73.94        84.09      49.24     72.79
----------------------------------------------------------------------------------------------------------------------------------
94621                        7     2,118,049       0.26     7.193       642    302,578     74.95        85.62       0.00     81.14
----------------------------------------------------------------------------------------------------------------------------------
22192                        8     2,103,241       0.26     7.346       673    262,905     80.00       100.00       0.00    100.00
----------------------------------------------------------------------------------------------------------------------------------
95210                        9     2,102,010       0.26     7.204       619    233,557     74.03        79.72      31.51     85.85
----------------------------------------------------------------------------------------------------------------------------------
Other                    4,986   784,207,738      96.73     7.568       623    157,282     80.20        88.44      51.59     84.34
----------------------------------------------------------------------------------------------------------------------------------
Total:                   5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%    84.43%
----------------------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

----------------------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted  Weighted
Remaining Months to  Number of    Principal    Pool By     Avg.      Avg.       Avg.               Comb LTV    Pct. Full    Pct.
Maturity               Loans       Balance    Principal   Gross     Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                               Balance    Coupon     FICO     Balance                                     Occupied
----------------------------------------------------------------------------------------------------------------------------------
1 - 180                     29    $2,225,054      0.27%    7.850%       628    $76,726    64.43%       65.36%     74.39%    89.71%
----------------------------------------------------------------------------------------------------------------------------------
181 - 240                    5       268,764       0.03     8.218       604     53,753     57.65        57.65     100.00     81.13
----------------------------------------------------------------------------------------------------------------------------------
241 - 360                3,245   464,611,864      57.31     7.773       613    143,178     80.01        85.99      62.33     81.88
----------------------------------------------------------------------------------------------------------------------------------
361 >=                   1,813   343,612,043      42.38     7.255       639    189,527     80.40        92.04      34.98     87.85
----------------------------------------------------------------------------------------------------------------------------------
Total:                   5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%    84.43%
----------------------------------------------------------------------------------------------------------------------------------

15. Amortization Type

----------------------------------------------------------------------------------------------------------------------------------
                                               Pct. Of   Weighted  Weighted
                     Number of    Principal    Pool By     Avg.      Avg.       Avg.               Comb LTV    Pct. Full    Pct.
Amortization Type      Loans       Balance    Principal   Gross     Current  Principal  Comb LTV  (incld. SS)     Doc      Owner
                                               Balance    Coupon     FICO     Balance                                     Occupied
----------------------------------------------------------------------------------------------------------------------------------
15 YR FIXED                 29    $2,225,054      0.27%    7.850%       628    $76,726    64.43%       65.36%     74.39%    89.71%
----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                 2,154   293,266,582      36.17     7.976       600    136,150     80.32        86.22      59.69     81.37
----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM 40/40           1,395   268,863,722      33.16     7.217       638    192,734     80.38        92.29      32.62     88.35
----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM IO                149    33,267,984       4.10     6.973       661    223,275     79.48        87.38      70.78     72.73
----------------------------------------------------------------------------------------------------------------------------------
20 YR FIXED                  5       268,764       0.03     8.218       604     53,753     57.65        57.65     100.00     81.13
----------------------------------------------------------------------------------------------------------------------------------
3 YR ARM                   355    53,552,971       6.61     7.756       616    150,853     81.50        88.24      53.95     83.45
----------------------------------------------------------------------------------------------------------------------------------
3 YR ARM 40/40             321    57,569,667       7.10     7.382       642    179,345     81.55        93.52      38.28     86.08
----------------------------------------------------------------------------------------------------------------------------------
3 YR ARM IO                 41     8,933,160       1.10     6.582       673    217,882     80.52        85.41      68.42     90.34
----------------------------------------------------------------------------------------------------------------------------------
30 YR FIXED                475    62,923,442       7.76     7.517       628    132,470     76.76        81.91      74.58     89.74
----------------------------------------------------------------------------------------------------------------------------------
40 YR FIXED                 97    17,178,653       2.12     7.417       637    177,100     76.79        83.17      60.95     86.10
----------------------------------------------------------------------------------------------------------------------------------
5 YR ARM                    31     5,041,189       0.62     6.882       645    162,619     80.67        86.13      83.93     80.12
----------------------------------------------------------------------------------------------------------------------------------
5 YR ARM IO                 12     2,460,138       0.30     6.978       668    205,012     83.50        85.43     100.00     38.09
----------------------------------------------------------------------------------------------------------------------------------
6 MO ARM                    28     5,166,399       0.64     7.944       620    184,514     86.58        91.39      45.84     65.52
----------------------------------------------------------------------------------------------------------------------------------

Total:                    5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%      88.49%    50.79%      84.43%
-----------------------------------------------------------------------------------------------------------------------------------

16. [Reserved]

17. Initial Periodic Cap

-----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                      Number of    Principal    Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full     Pct.
Initial Periodic Cap    Loans       Balance    Principal   Gross     Current  Principal  Comb LTV  (incld. SS)    Doc        Owner
                                                Balance    Coupon     FICO     Balance                                     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 0.00                     606   $82,595,914     10.19%    7.508%       630   $136,297    76.37%      81.65%    71.82%      88.95%
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00                 203    41,239,947       5.09     7.152       651    203,152     80.33       87.62     67.54       72.28
-----------------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00               3,519   558,232,601      68.86     7.612       618    158,634     80.34       89.15     46.62       84.75
-----------------------------------------------------------------------------------------------------------------------------------
2.51 - 3.00                 764   128,649,263      15.87     7.459       634    168,389     81.50       90.29     49.97       84.05
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%      88.49%    50.79%      84.43%
-----------------------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

-----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                      Number of    Principal    Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full     Pct.
Periodic Cap            Loans       Balance    Principal   Gross     Current  Principal  Comb LTV  (incld. SS)    Doc        Owner
                                                Balance    Coupon     FICO     Balance                                     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 0.00                     606   $82,595,914     10.19%    7.508%       630   $136,297    76.37%      81.65%    71.82%      88.95%
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00               4,486   728,121,811      89.81     7.559       623    162,310     80.55       89.26     48.40       83.92
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%      88.49%    50.79%      84.43%
-----------------------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                      Number of    Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full    Pct.
Months to Rate Reset   Loans        Balance     Principal   Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                 Balance    Coupon    FICO     Balance                                     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 0                        606   $82,595,914     10.19%    7.508%       630   $136,297    76.37%      81.65%    71.82%      88.95%
-----------------------------------------------------------------------------------------------------------------------------------
1 - 12                       39     5,742,321       0.71     8.016       616    147,239     85.53       89.87     51.27       63.52
-----------------------------------------------------------------------------------------------------------------------------------
13 - 24                   3,687   594,822,366      73.37     7.576       621    161,330     80.30       89.04     48.04       84.08
-----------------------------------------------------------------------------------------------------------------------------------
25 - 36                     717   120,055,798      14.81     7.489       633    167,442     81.45       90.56     47.51       85.22
-----------------------------------------------------------------------------------------------------------------------------------
49 >=                        43     7,501,327       0.93     6.913       652    174,449     81.60       85.90     89.20       66.34
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%      88.49%    50.79%      84.43%
-----------------------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

---------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of   Weighted  Weighted
                    Number of    Principal    Pool By     Avg.      Avg.      Avg.                Comb LTV    Pct. Full    Pct.
Life Maximum Rate     Loans       Balance    Principal   Gross     Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                              Balance    Coupon     FICO     Balance                                     Occupied
---------------------------------------------------------------------------------------------------------------------------------
9.00 & Below              606   $82,595,914     10.19%    7.508%       630   $136,297    76.37%       81.65%     71.82%    88.95%
---------------------------------------------------------------------------------------------------------------------------------
11.01 - 11.50              10     2,218,023       0.27     5.414       669    221,802     69.33        77.19      74.29     97.59
---------------------------------------------------------------------------------------------------------------------------------
11.51 - 12.00             135    28,441,907       3.51     5.822       652    210,681     76.70        85.80      86.30     94.60
---------------------------------------------------------------------------------------------------------------------------------
12.01 - 12.50             367    73,181,152       9.03     6.311       639    199,404     78.08        89.21      73.32     93.56
---------------------------------------------------------------------------------------------------------------------------------
12.51 - 13.00             739   145,044,840      17.89     6.784       641    196,272     78.25        90.41      49.15     93.28
---------------------------------------------------------------------------------------------------------------------------------
13.01 - 13.50             785   139,455,863      17.20     7.287       631    177,651     79.69        90.90      37.89     92.33
---------------------------------------------------------------------------------------------------------------------------------
13.51 - 14.00             750   122,818,278      15.15     7.763       618    163,758     80.39        88.88      39.32     87.47
---------------------------------------------------------------------------------------------------------------------------------
14.01 - 14.50             562    83,261,189      10.27     8.265       608    148,152     83.59        88.99      49.37     69.68
---------------------------------------------------------------------------------------------------------------------------------
14.51 - 15.00             543    74,373,741       9.17     8.750       597    136,968     84.10        87.80      45.60     67.24
---------------------------------------------------------------------------------------------------------------------------------
15.01 & Above             595    59,326,818       7.32     9.635       590     99,709     85.09        87.81      42.33     57.28
---------------------------------------------------------------------------------------------------------------------------------
Total:                  5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%    84.43%
---------------------------------------------------------------------------------------------------------------------------------

21. Margin

---------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of   Weighted  Weighted
                    Number of    Principal    Pool By     Avg.      Avg.      Avg.                Comb LTV    Pct. Full    Pct.
Margin                Loans       Balance    Principal   Gross     Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                              Balance    Coupon     FICO     Balance                                     Occupied
---------------------------------------------------------------------------------------------------------------------------------
0.99 & Below              606   $82,595,914     10.19%    7.508%       630   $136,297    76.37%       81.65%     71.82%    88.95%
---------------------------------------------------------------------------------------------------------------------------------
4.50 - 4.99             4,069   654,499,210      80.73     7.498       631    160,850     81.16        90.77      45.84     82.93
---------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                 1       179,405       0.02     9.050       737    179,405     90.00        90.00       0.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99               265    45,651,833       5.63     8.151       555    172,271     77.66        78.47      70.47     90.69
---------------------------------------------------------------------------------------------------------------------------------
6.50 - 6.99               151    27,791,362       3.43     8.009       552    184,049     70.78        71.42      72.63     96.55
---------------------------------------------------------------------------------------------------------------------------------
Total:                  5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%    84.43%
---------------------------------------------------------------------------------------------------------------------------------

22. Interest Only

---------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of   Weighted  Weighted
                    Number of    Principal    Pool By     Avg.      Avg.      Avg.                Comb LTV    Pct. Full    Pct.
Interest Only         Loans       Balance    Principal   Gross     Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                              Balance    Coupon     FICO     Balance                                     Occupied
---------------------------------------------------------------------------------------------------------------------------------
N                       4,890  $766,056,444     94.49%    7.592%       621   $156,658    80.13%       88.58%     49.55%    85.02%
---------------------------------------------------------------------------------------------------------------------------------
Y                         202    44,661,282       5.51     6.896       664    221,095     79.91        86.88      71.92     74.35
---------------------------------------------------------------------------------------------------------------------------------
Total:                  5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%    84.43%
---------------------------------------------------------------------------------------------------------------------------------

23. UNITS

---------------------------------------------------------------------------------------------------------------------------------
                                              Pct. Of   Weighted  Weighted
                    Number of    Principal    Pool By     Avg.      Avg.      Avg.                Comb LTV    Pct. Full    Pct.
UNITS                 Loans       Balance    Principal   Gross     Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                              Balance    Coupon     FICO     Balance                                     Occupied
---------------------------------------------------------------------------------------------------------------------------------
1                       4,742  $738,847,051     91.13%    7.546%       622   $155,809    80.07%       88.81%     51.40%    87.53%
---------------------------------------------------------------------------------------------------------------------------------
2                         266    49,444,405       6.10     7.637       638    185,881     81.37        87.62      42.75     59.15
---------------------------------------------------------------------------------------------------------------------------------

3                             55    14,416,979       1.78     7.490       647    262,127     78.06        78.71      44.49     45.13
------------------------------------------------------------------------------------------------------------------------------------
4                             29     8,009,291       0.99     7.873       655    276,182     80.45        82.03      54.87     25.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                     5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%    84.43%
------------------------------------------------------------------------------------------------------------------------------------

24. CITY

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                       Number of    Principal    Pool By     Avg.      Avg.      Avg.                 Comb LTV   Pct. Full     Pct.
CITY                     Loans       Balance    Principal   Gross     Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                 Balance    Coupon     FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CHICAGO                      147   $26,951,120      3.32%    7.528%       635   $183,341    81.28%       91.03%     40.13%    77.05%
------------------------------------------------------------------------------------------------------------------------------------
DETROIT                       79     5,976,221       0.74     8.927       634     75,648     86.99        94.51      40.37     31.08
------------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                    61    14,222,655       1.75     7.116       625    233,158     79.02        87.98      40.82     88.03
------------------------------------------------------------------------------------------------------------------------------------
HOUSTON                       56     5,334,806       0.66     8.110       632     95,264     82.20        93.25      55.45     77.90
------------------------------------------------------------------------------------------------------------------------------------
MIAMI                         54     9,284,727       1.15     7.465       635    171,939     80.39        87.35      48.68     82.73
------------------------------------------------------------------------------------------------------------------------------------
Other                      4,695   748,948,197      92.38     7.549       623    159,520     80.03        88.34      51.43     85.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                     5,092  $810,717,725    100.00%    7.553%       624   $159,214    80.12%       88.49%     50.79%    84.43%
------------------------------------------------------------------------------------------------------------------------------------

GROUP II

1. Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
Current Principal    Number of    Principal      Pool By     Avg.      Avg.      Avg.                Comb LTV    Pct. Full    Pct.
Balance                Loans       Balance      Principal   Gross     Current  Principal  Comb LTV  (incld. SS)     Doc      Owner
                                                 Balance    Coupon     FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000             1,035     $31,817,263      2.50%   11.330%       611    $30,741    99.53%       99.61%     76.02%    99.89%
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000          352      21,777,102       1.71    10.729       638     61,867     98.35        99.38      51.29    100.00
------------------------------------------------------------------------------------------------------------------------------------
$75,001 - $100,000         241      20,782,957       1.64    10.459       633     86,236     96.36        99.14      53.56    100.00
------------------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000        156      17,805,804       1.40     8.896       645    114,140     87.56        98.83      38.38    100.00
------------------------------------------------------------------------------------------------------------------------------------
$125,001 - $150,000        150      20,425,299       1.61     8.162       646    136,169     83.96        98.31      26.64    100.00
------------------------------------------------------------------------------------------------------------------------------------
$150,001 - $200,000        347      61,147,806       4.81     7.552       651    176,218     81.66        98.25      22.08    100.00
------------------------------------------------------------------------------------------------------------------------------------
$200,001 - $250,000        381      85,798,111       6.75     7.329       652    225,192     80.87        98.90      19.39    100.00
------------------------------------------------------------------------------------------------------------------------------------
$250,001 - $300,000        410     112,797,240       8.88     7.049       657    275,115     80.45        98.71      15.25    100.00
------------------------------------------------------------------------------------------------------------------------------------
$300,001 - $350,000        431     141,631,884      11.15     7.097       652    328,612     80.81        95.99      18.92     97.57
------------------------------------------------------------------------------------------------------------------------------------
$350,001 - $400,000        460     172,358,946      13.57     7.141       642    374,693     80.15        92.64      25.10     94.99
------------------------------------------------------------------------------------------------------------------------------------
$400,001 - $450,000        341     144,986,251      11.41     7.163       645    425,180     80.96        93.35      27.45     95.59
------------------------------------------------------------------------------------------------------------------------------------
$450,001 - $500,000        290     137,814,163      10.85     7.062       651    475,221     80.40        92.99      22.81     97.21
------------------------------------------------------------------------------------------------------------------------------------
$500,001 - $550,000        152      79,907,794       6.29     7.180       649    525,709     80.96        93.76      30.77     93.40
------------------------------------------------------------------------------------------------------------------------------------
$550,001 - $600,000        120      68,920,784       5.42     7.243       644    574,340     81.55        91.09      39.93     95.92
------------------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000        102      63,965,673       5.03     7.152       641    627,114     80.51        89.76      31.54     94.09
------------------------------------------------------------------------------------------------------------------------------------
$650,001 - $700,000         33      22,216,028       1.75     7.298       660    673,213     79.38        92.26      33.14     93.90
------------------------------------------------------------------------------------------------------------------------------------
$700,001 & Above            84      66,280,138       5.22     7.568       638    789,049     79.89        86.86      55.17     86.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%       94.47%     28.62%    96.48%
------------------------------------------------------------------------------------------------------------------------------------

2. Current Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                     Number of    Principal      Pool By     Avg.      Avg.      Avg.                Comb LTV    Pct. Full    Pct.
Current Rate           Loans       Balance      Principal   Gross     Current  Principal  Comb LTV  (incld. SS)     Doc      Owner
                                                 Balance    Coupon     FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                 12      $4,847,090      0.38%    5.399%       658   $403,924    75.96%       88.48%     87.64%   100.00%
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99                117      46,259,065       3.64     5.788       661    395,377     78.69        93.15      74.55     98.38
------------------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49                388     143,134,854      11.27     6.277       665    368,904     78.95        93.73      50.61     99.00
------------------------------------------------------------------------------------------------------------------------------------
6.50 - 6.99                921     329,113,650      25.91     6.757       664    357,344     79.95        95.87      22.90     98.44
------------------------------------------------------------------------------------------------------------------------------------
7.00 - 7.49                819     278,244,564      21.90     7.221       655    339,737     80.38        96.10      14.73     97.20
------------------------------------------------------------------------------------------------------------------------------------
7.50 - 7.99                673     223,268,777      17.57     7.713       635    331,752     81.00        93.32      18.62     95.20
------------------------------------------------------------------------------------------------------------------------------------
8.00 - 8.49                260      83,160,343       6.55     8.203       610    319,847     82.59        89.94      27.45     93.15
------------------------------------------------------------------------------------------------------------------------------------
8.50 - 8.99                206      51,053,607       4.02     8.696       606    247,833     87.08        90.48      31.44     90.33
------------------------------------------------------------------------------------------------------------------------------------
9.00 & Above             1,689     111,351,296       8.76    10.692       612     65,927     95.04        95.55      49.97     92.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%       94.47%     28.62%    96.48%
------------------------------------------------------------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                     Number of    Principal      Pool By     Avg.      Avg.      Avg.                Comb LTV    Pct. Full    Pct.
Credit Score           Loans       Balance      Principal   Gross     Current  Principal  Comb LTV  (incld. SS)     Doc      Owner
                                                 Balance    Coupon     FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------

740 & Above              225      $72,123,861      5.68%    7.062%       762   $320,550    81.31%      97.57%     14.20%     91.41%
-----------------------------------------------------------------------------------------------------------------------------------
720 - 739                224       64,455,065       5.07     6.999       729    287,746     81.80       96.61      16.41      93.73
-----------------------------------------------------------------------------------------------------------------------------------
700 - 719                299       82,019,966       6.46     7.069       709    274,314     81.97       97.51      11.09      94.90
-----------------------------------------------------------------------------------------------------------------------------------
680 - 699                497      128,464,027      10.11     7.106       689    258,479     81.81       97.64      10.58      98.76
-----------------------------------------------------------------------------------------------------------------------------------
660 - 679                510      154,625,713      12.17     7.155       669    303,188     80.95       97.22      16.64      95.40
-----------------------------------------------------------------------------------------------------------------------------------
640 - 659                603      189,038,497      14.88     7.221       649    313,497     80.59       95.81      19.14      97.09
-----------------------------------------------------------------------------------------------------------------------------------
620 - 639                779      229,143,575      18.04     7.303       629    294,151     80.88       96.54      20.30      97.61
-----------------------------------------------------------------------------------------------------------------------------------
600 - 619                505      104,054,832       8.19     7.680       609    206,049     83.82       92.27      51.63      97.22
-----------------------------------------------------------------------------------------------------------------------------------
580 - 599                823       94,448,236       7.43     8.634       589    114,761     87.36       92.40      64.53      97.35
-----------------------------------------------------------------------------------------------------------------------------------
560 - 579                432       76,633,810       6.03     8.123       570    177,393     83.67       86.48      63.98      95.10
-----------------------------------------------------------------------------------------------------------------------------------
540 - 559                 76       29,708,016       2.34     8.308       551    390,895     82.60       84.28      62.23      96.94
-----------------------------------------------------------------------------------------------------------------------------------
520 - 539                 45       19,361,304       1.52     8.393       529    430,251     75.91       75.91      64.96      97.04
-----------------------------------------------------------------------------------------------------------------------------------
500 - 519                 66       25,970,129       2.04     8.338       508    393,487     76.01       76.58      63.62     100.00
-----------------------------------------------------------------------------------------------------------------------------------
1 - 499                    1          386,214       0.03     8.200       497    386,214     80.00       80.00     100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 5,085   $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%      94.47%     28.62%     96.48%
-----------------------------------------------------------------------------------------------------------------------------------

4. Lien

-----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted     Avg.
                   Number of      Principal     Pool By     Avg.      Avg.    Principal  Comb LTV    Comb LTV   Pct. Full    Pct.
Lien                 Loans         Balance     Principal   Gross     Current   Balance             (incld. SS)     Doc       Owner
                                                Balance    Coupon     FICO                                                 Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1                      3,420   $1,187,521,958     93.47%    7.195%       648   $347,229    80.60%      94.11%    26.61%      96.24%
-----------------------------------------------------------------------------------------------------------------------------------
2                      1,665       82,911,287       6.53    11.101       630     49,797     99.62       99.62     57.47       99.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 5,085   $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%      94.47%    28.62%      96.48%
-----------------------------------------------------------------------------------------------------------------------------------

5. Combined Original LTV

-----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted     Avg.
Combined Original  Number of      Principal     Pool By     Avg.      Avg.    Principal  Comb LTV    Comb LTV   Pct. Full    Pct.
LTV                  Loans         Balance     Principal   Gross     Current   Balance             (incld. SS)     Doc       Owner
                                                Balance    Coupon     FICO                                                 Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00              32      $11,518,665      0.91%    7.120%       603   $359,958    51.46%      53.29%    47.86%      85.93%
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00             68       30,335,384       2.39     7.184       590    446,109     66.98       67.09     51.85       90.61
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00          2,837      954,506,390      75.13     7.057       656    336,449     79.69       96.35     21.86       98.42
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00            149       62,592,670       4.93     7.656       607    420,085     84.61       85.58     41.68       95.10
-----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00            258       99,675,011       7.85     7.978       628    386,337     89.81       90.38     40.71       79.75
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00            131       26,818,734       2.11     8.464       621    204,723     94.86       95.06     57.72       95.73
-----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00         1,610       84,986,390       6.69    10.900       630     52,787     99.92       99.92     60.70       99.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 5,085   $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%      94.47%    28.62%      96.48%
-----------------------------------------------------------------------------------------------------------------------------------

6. Combined LTV with Silent2nds

-----------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted     Avg.
Combined LTV with  Number of      Principal     Pool By     Avg.      Avg.    Principal  Comb LTV    Comb LTV   Pct. Full    Pct.
Silent2nds           Loans         Balance     Principal   Gross     Current   Balance             (incld. SS)     Doc       Owner
                                                Balance    Coupon     FICO                                                 Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00              29      $11,137,417      0.88%    7.089%       601   $384,049    51.69%      51.69%    49.50%      85.44%
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00             67       29,952,087       2.36     7.167       590    447,046     66.95       66.95     52.52       90.49
-----------------------------------------------------------------------------------------------------------------------------------

70.01 - 80.00          311     142,746,405      11.24     7.330       601    458,992     78.03        78.05      47.27     89.41
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00          140      60,189,538       4.74     7.605       608    429,925     84.43        84.60      40.50     96.14
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00          279     111,493,413       8.78     7.808       634    399,618     88.23        89.80      37.55     83.18
--------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00          190      51,176,394       4.03     7.747       639    269,349     87.34        94.75      44.91     97.76
--------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00       4,069     863,737,991      67.99     7.409       661    212,273     82.04        99.97      21.50     99.66
--------------------------------------------------------------------------------------------------------------------------------
Total:               5,085  $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%       94.47%     28.62%    96.48%
--------------------------------------------------------------------------------------------------------------------------------

7. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
                                             Pct. Of   Weighted  Weighted
                 Number of     Principal     Pool By     Avg.      Avg.       Avg.                Comb LTV   Pct. Full    Pct.
Original LTV       Loans        Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                             Balance    Coupon     FICO     Balance                                     Occupied
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00         1,697     $94,429,952      7.43%   10.615%       627    $55,645    93.75%       93.97%     56.30%    98.25%
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00           68      30,335,384       2.39     7.184       590    446,109     66.98        67.09      51.85     90.61
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00        2,837     954,506,390      75.13     7.057       656    336,449     79.69        96.35      21.86     98.42
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00          148      62,578,100       4.93     7.655       607    422,825     84.61        85.58      41.69     95.10
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00          241      98,736,788       7.77     7.946       628    409,696     89.81        90.39      40.68     79.56
--------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00           74      24,006,538       1.89     8.184       619    324,413     94.87        95.09      58.26     95.30
--------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00          20       5,840,093       0.46     8.099       625    292,005     99.91        99.91     100.00     87.27
--------------------------------------------------------------------------------------------------------------------------------
Total:               5,085  $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%       94.47%     28.62%    96.48%
--------------------------------------------------------------------------------------------------------------------------------

8. Documentation

--------------------------------------------------------------------------------------------------------------------------------
                                             Pct. Of   Weighted  Weighted
                 Number of     Principal     Pool By     Avg.      Avg.       Avg.                Comb LTV   Pct. Full    Pct.
Documentation      Loans        Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                             Balance    Coupon     FICO     Balance                                     Occupied
--------------------------------------------------------------------------------------------------------------------------------
STATED DOC           2,901    $862,417,097     67.88%    7.388%       661   $297,283    81.03%       95.82%      0.00%    96.57%
--------------------------------------------------------------------------------------------------------------------------------
FULL DOC             1,965     363,612,103      28.62     7.579       614    185,044     83.48        91.16     100.00     96.23
--------------------------------------------------------------------------------------------------------------------------------
LIMITED DOC            219      44,404,045       3.50     7.574       624    202,758     84.01        95.35       0.00     96.85
--------------------------------------------------------------------------------------------------------------------------------
Total:               5,085  $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%       94.47%     28.62%    96.48%
--------------------------------------------------------------------------------------------------------------------------------

9. Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                             Pct. Of   Weighted  Weighted
                 Number of     Principal     Pool By     Avg.      Avg.       Avg.                Comb LTV   Pct. Full    Pct.
Purpose            Loans        Balance     Principal    Gross    Current  Principal  Comb LTV  (incld. SS)     Doc       Owner
                                             Balance    Coupon     FICO     Balance                                     Occupied
--------------------------------------------------------------------------------------------------------------------------------
PURCHASE             4,210    $959,143,719     75.50%    7.434%       658   $227,825    82.30%       98.01%     21.68%    97.37%
--------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI           821     295,072,930      23.23     7.508       611    359,407     80.48        83.52      48.94     93.77
--------------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI          54      16,216,595       1.28     7.324       622    300,307     78.81        84.48      69.08     93.02
--------------------------------------------------------------------------------------------------------------------------------
Total:               5,085  $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%       94.47%     28.62%    96.48%
--------------------------------------------------------------------------------------------------------------------------------

10. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                     Number of    Principal      Pool By     Avg.      Avg.      Avg.                 Comb LTV   Pct. Full     Pct.
Occupancy              Loans       Balance      Principal   Gross    Current   Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                 Balance    Coupon     FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED           4,992  $1,225,695,761     96.48%    7.432%       646   $245,532    81.79%       94.87%     28.55%   100.00%
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR                    79      39,486,429       3.11     8.055       666    499,828     83.05        83.69      26.70      0.00
------------------------------------------------------------------------------------------------------------------------------------
SECOND HOME                 14       5,251,054       0.41     7.083       650    375,075     83.23        83.23      60.42      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%       94.47%     28.62%    96.48%
------------------------------------------------------------------------------------------------------------------------------------

11. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                     Number of    Principal      Pool By     Avg.      Avg.      Avg.                 Comb LTV   Pct. Full     Pct.
Property Type          Loans       Balance      Principal   Gross    Current   Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                 Balance    Coupon     FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY            3,583    $911,227,996     71.73%    7.423%       646   $254,320    81.68%       94.39%     27.41%    97.35%
------------------------------------------------------------------------------------------------------------------------------------
PUD                        694     171,821,698      13.52     7.468       637    247,582     81.76        93.79      40.27     97.43
------------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                 370     101,982,959       8.03     7.585       662    275,630     82.50        94.70      19.42     89.60
------------------------------------------------------------------------------------------------------------------------------------
CONDO                      425      83,437,427       6.57     7.522       656    196,323     82.78        96.45      28.66     93.29
------------------------------------------------------------------------------------------------------------------------------------
TOWNHOUSE                   13       1,963,165       0.15     8.142       636    151,013     86.55        97.48      49.17    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%       94.47%     28.62%    96.48%
------------------------------------------------------------------------------------------------------------------------------------

12. State

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                     Number of    Principal      Pool By     Avg.      Avg.      Avg.                 Comb LTV   Pct. Full     Pct.
State                  Loans       Balance      Principal   Gross    Current   Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                 Balance    Coupon     FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                       2,195    $755,513,790     59.47%    7.216%       651   $344,198    80.98%       94.40%     24.02%    96.88%
------------------------------------------------------------------------------------------------------------------------------------
FL                         443      84,535,591       6.65     7.623       644    190,825     82.09        95.07      30.33     97.66
------------------------------------------------------------------------------------------------------------------------------------
NJ                         209      51,333,970       4.04     7.737       653    245,617     83.17        94.74      20.05     95.08
------------------------------------------------------------------------------------------------------------------------------------
IL                         397      51,053,007       4.02     8.142       652    128,597     84.04        96.08      27.85     97.59
------------------------------------------------------------------------------------------------------------------------------------
NY                         158      47,150,351       3.71     7.507       655    298,420     81.95        93.93      20.61     89.66
------------------------------------------------------------------------------------------------------------------------------------
VA                         135      43,646,724       3.44     7.534       637    323,309     81.67        94.01      31.58     97.29
------------------------------------------------------------------------------------------------------------------------------------
MD                         106      33,165,810       2.61     7.329       640    312,885     80.74        91.60      35.20     96.48
------------------------------------------------------------------------------------------------------------------------------------
TX                         203      33,095,387       2.61     7.581       625    163,031     81.23        94.35      47.23     98.79
------------------------------------------------------------------------------------------------------------------------------------
WA                         180      28,062,419       2.21     7.943       629    155,902     84.24        96.39      41.09     97.45
------------------------------------------------------------------------------------------------------------------------------------
GA                         152      16,407,064       1.29     8.267       628    107,941     86.13        95.56      61.71     97.87
------------------------------------------------------------------------------------------------------------------------------------
Other                      907     126,469,131       9.95     8.064       632    139,437     84.74        94.33      47.05     94.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647   $249,839    81.84%       94.47%     28.62%    96.48%
------------------------------------------------------------------------------------------------------------------------------------

13. Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct. Of   Weighted  Weighted
                     Number of    Principal      Pool By     Avg.      Avg.      Avg.                 Comb LTV   Pct. Full     Pct.
Zip                    Loans       Balance      Principal   Gross    Current   Principal  Comb LTV  (incld. SS)     Doc       Owner
                                                 Balance    Coupon     FICO     Balance                                     Occupied
------------------------------------------------------------------------------------------------------------------------------------
94509                       33     $10,243,026      0.81%    7.306%       661   $310,395    83.32%       97.37%     23.63%    96.31%
------------------------------------------------------------------------------------------------------------------------------------
94565                       26       8,795,496       0.69     6.924       660    338,288     81.29        96.32      23.10    100.00
------------------------------------------------------------------------------------------------------------------------------------
94531                       18       8,364,509       0.66     7.083       643    464,695     77.16        89.82      16.50    100.00
------------------------------------------------------------------------------------------------------------------------------------

94605                       20       7,957,615       0.63     7.162       646   397,881      80.87       92.12     21.30    91.96
---------------------------------------------------------------------------------------------------------------------------------
95206                       25       7,737,313       0.61     7.037       680   309,493      80.80       97.71      5.27   100.00
---------------------------------------------------------------------------------------------------------------------------------
..94541                      16       7,110,985       0.56     7.276       680   444,437      81.34       93.75      5.96    83.54
---------------------------------------------------------------------------------------------------------------------------------
94591                       19       7,039,166       0.55     7.351       664   370,482      82.43       95.56     48.45    94.40
---------------------------------------------------------------------------------------------------------------------------------
95122                       15       6,824,221       0.54     7.412       647   454,948      83.03       94.29     22.30   100.00
---------------------------------------------------------------------------------------------------------------------------------
94544                       15       6,460,005       0.51     7.174       662   430,667      78.88       92.65     13.48    83.36
---------------------------------------------------------------------------------------------------------------------------------
94112                       11       6,400,766       0.50     7.103       653   581,888      80.22       95.99     27.46   100.00
---------------------------------------------------------------------------------------------------------------------------------
Other                    4,887   1,193,500,143      93.94     7.467       646   244,219      81.89       94.46     29.13    96.56
---------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647  $249,839     81.84%      94.47%    28.62%   96.48%
---------------------------------------------------------------------------------------------------------------------------------

14. Remaining Months to Maturity

---------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
Remaining Months     Number of    Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full    Pct.
to Maturity            Loans       Balance     Principal   Gross    Current   Principal  Comb LTV  (incld. SS)    Doc      Owner
                                                Balance    Coupon     FICO     Balance                                   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1 - 180                     17      $1,079,556      0.08%    8.981%       663   $63,503     93.12%      95.77%    43.07%  100.00%
---------------------------------------------------------------------------------------------------------------------------------
181 - 240                   29       1,572,285       0.12    10.494       652    54,217      98.79       98.79     31.87    98.72
---------------------------------------------------------------------------------------------------------------------------------
241 - 360                2,779     462,986,015      36.44     8.036       634   166,602      83.97       92.40     48.77    95.19
---------------------------------------------------------------------------------------------------------------------------------
361 >=                   2,260     804,795,389      63.35     7.104       654   356,104      80.56       95.65     17.01    97.21
---------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647  $249,839     81.84%      94.47%    28.62%   96.48%
---------------------------------------------------------------------------------------------------------------------------------

15. Amortization Type

---------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                     Number of    Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full    Pct.
Amortization Type      Loans       Balance     Principal   Gross    Current   Principal  Comb LTV  (incld. SS)    Doc      Owner
                                                Balance    Coupon     FICO     Balance                                   Occupied
---------------------------------------------------------------------------------------------------------------------------------
15 YR FIXED                 17      $1,079,556      0.08%    8.981%       663   $63,503     93.12%      95.77%    43.07%  100.00%
---------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                   678     214,903,584      16.92     7.716       611   316,967      81.46       89.73     44.30    92.57
---------------------------------------------------------------------------------------------------------------------------------
2 YR ARM 40/40           1,971     708,645,797      55.78     7.092       655   359,536      80.65       96.04     15.57    97.29
---------------------------------------------------------------------------------------------------------------------------------
2 YR ARM IO                222      84,000,821       6.61     6.858       680   378,382      80.38       96.99     46.15    98.50
---------------------------------------------------------------------------------------------------------------------------------
20 YR FIXED                 29       1,572,285       0.12    10.494       652    54,217      98.79       98.79     31.87    98.72
---------------------------------------------------------------------------------------------------------------------------------
3 YR ARM                    94      28,144,593       2.22     7.430       633   299,411      80.02       90.27     41.67    93.18
---------------------------------------------------------------------------------------------------------------------------------
3 YR ARM 40/40             244      80,011,572       6.30     7.227       649   327,916      80.11       94.16     21.79    97.18
---------------------------------------------------------------------------------------------------------------------------------
3 YR ARM IO                 31      12,157,138       0.96     6.785       673   392,166      79.23       90.33     54.30    96.51
---------------------------------------------------------------------------------------------------------------------------------
30 YR FIXED              1,720     110,250,397       8.68    10.004       636    64,099      93.93       95.78     60.47    98.64
---------------------------------------------------------------------------------------------------------------------------------
40 YR FIXED                 45      16,138,020       1.27     6.997       656   358,623      78.78       86.15     56.46    93.72
---------------------------------------------------------------------------------------------------------------------------------
5 YR ARM                    16       6,709,963       0.53     6.567       655   419,373      77.65       86.51     65.49    93.44
---------------------------------------------------------------------------------------------------------------------------------
5 YR ARM IO                  2         729,837       0.06     6.402       678   364,919      80.67       80.67     54.81   100.00
---------------------------------------------------------------------------------------------------------------------------------
6 MO ARM                    16       6,089,682       0.48     7.100       636   380,605      76.99       83.95     33.45    87.79
---------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647  $249,839     81.84%      94.47%    28.62%   96.48%
---------------------------------------------------------------------------------------------------------------------------------

16. [Reserved]

17. Initial Periodic Cap

---------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
Initial Periodic     Number of    Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full    Pct.
Cap                    Loans       Balance     Principal   Gross    Current   Principal  Comb LTV  (incld. SS)    Doc      Owner
                                                Balance    Coupon     FICO     Balance                                   Occupied
---------------------------------------------------------------------------------------------------------------------------------
<= 0.00                  1,811    $129,040,258     10.16%    9.626%       639   $71,254     92.09%      94.61%    59.47%   98.04%
---------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00                246      93,736,453       7.38     6.898       675   381,042      80.30       95.88     46.11    97.86
---------------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00              2,637     918,630,844      72.31     7.236       645   348,362      80.83       94.60     21.97    96.17
---------------------------------------------------------------------------------------------------------------------------------
2.51 - 3.00                391     129,025,690      10.16     7.193       648   329,989      79.88       92.40     32.42    96.09
---------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647  $249,839     81.84%      94.47%    28.62%   96.48%
---------------------------------------------------------------------------------------------------------------------------------

18. Periodic Cap

---------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                     Number of    Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full    Pct.
Periodic Cap           Loans       Balance     Principal   Gross    Current   Principal  Comb LTV  (incld. SS)    Doc      Owner
                                                Balance    Coupon     FICO     Balance                                   Occupied
---------------------------------------------------------------------------------------------------------------------------------
<= 0.00                  1,811    $129,040,258     10.16%    9.626%       639   $71,254     92.09%      94.61%    59.47%   98.04%
---------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00              3,274   1,141,392,987      89.84     7.203       647   348,623      80.68       94.46     25.13    96.30
---------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647  $249,839     81.84%      94.47%    28.62%   96.48%
---------------------------------------------------------------------------------------------------------------------------------

19. Months to Rate Reset

---------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
Months to Rate       Number of    Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full    Pct.
Reset                  Loans       Balance     Principal   Gross    Current   Principal  Comb LTV  (incld. SS)    Doc      Owner
                                                Balance    Coupon     FICO     Balance                                   Occupied
---------------------------------------------------------------------------------------------------------------------------------
<= 0                     1,811    $129,040,258     10.16%    9.626%       639   $71,254     92.09%      94.61%    59.47%   98.04%
---------------------------------------------------------------------------------------------------------------------------------
1 - 12                      17       6,329,213       0.50     7.049       639   372,307      77.11       84.37     32.18    88.25
---------------------------------------------------------------------------------------------------------------------------------
13 - 24                  2,870   1,007,310,671      79.29     7.206       647   350,979      80.80       94.77     24.25    96.38
---------------------------------------------------------------------------------------------------------------------------------
25 - 36                    369     120,313,303       9.47     7.230       648   326,052      80.00       92.87     29.73    96.18
---------------------------------------------------------------------------------------------------------------------------------
49 >=                       18       7,439,800       0.59     6.551       657   413,322      77.95       85.93     64.44    94.09
---------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647  $249,839     81.84%      94.47%    28.62%   96.48%
---------------------------------------------------------------------------------------------------------------------------------

20. Life Maximum Rate

---------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                     Number of    Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full    Pct.
Life Maximum Rate      Loans       Balance     Principal   Gross    Current   Principal  Comb LTV  (incld. SS)    Doc      Owner
                                                Balance    Coupon     FICO     Balance                                   Occupied
---------------------------------------------------------------------------------------------------------------------------------
9.00 & Below             1,811    $129,040,258     10.16%    9.626%       639   $71,254     92.09%      94.61%    59.47%   98.04%
---------------------------------------------------------------------------------------------------------------------------------
11.01 - 11.50               14       5,620,449       0.44     5.413       657   401,461      76.21       88.54     81.67   100.00
---------------------------------------------------------------------------------------------------------------------------------
11.51 - 12.00              127      50,715,693       3.99     5.814       662   399,336      78.76       93.30     77.63    98.53
---------------------------------------------------------------------------------------------------------------------------------
12.01 - 12.50              379     139,239,134      10.96     6.311       666   367,386      79.47       95.36     43.23    98.97
---------------------------------------------------------------------------------------------------------------------------------
12.51 - 13.00              928     327,911,879      25.81     6.790       663   353,353      79.85       96.05     19.92    98.44
---------------------------------------------------------------------------------------------------------------------------------
13.01 - 13.50              806     272,541,317      21.45     7.272       654   338,141      80.49       96.40     13.96    97.21
---------------------------------------------------------------------------------------------------------------------------------
13.51 - 14.00              577     196,479,208      15.47     7.760       631   340,519      81.10       93.03     19.61    95.71
---------------------------------------------------------------------------------------------------------------------------------
14.01 - 14.50              237      77,379,107       6.09     8.256       609   326,494      83.05       89.91     24.63    92.05
---------------------------------------------------------------------------------------------------------------------------------
14.51 - 15.00              120      40,634,108       3.20     8.732       597   338,618      86.62       90.17     32.50    88.95
---------------------------------------------------------------------------------------------------------------------------------
15.01 & Above               86      30,872,092       2.43     9.424       579   358,978      84.09       85.45     27.71    73.30
---------------------------------------------------------------------------------------------------------------------------------

Total:                   5,085  $1,270,433,245    100.00%    7.449%       647  $249,839     81.84%      94.47%    28.62%   96.48%
---------------------------------------------------------------------------------------------------------------------------------

21. Margin

---------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                     Number of    Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full    Pct.
Margin                 Loans       Balance     Principal   Gross    Current   Principal  Comb LTV  (incld. SS)    Doc      Owner
                                                Balance    Coupon     FICO     Balance                                   Occupied
---------------------------------------------------------------------------------------------------------------------------------
0.99 & Below             1,811    $129,040,258     10.16%    9.626%       639   $71,254     92.09%      94.61%    59.47%   98.04%
---------------------------------------------------------------------------------------------------------------------------------
4.50 - 4.99              3,088   1,069,312,457      84.17     7.154       652   346,280      80.79       95.08     23.85    96.18
---------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99                 92      38,103,874       3.00     7.946       564   414,173      80.46       81.84     57.98    96.34
---------------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49                  1         774,520       0.06     6.775       616   774,520      80.00       95.00    100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
6.50 - 6.99                 93      33,202,135       2.61     7.950       602   357,012      77.37       88.78     26.97   100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647  $249,839     81.84%      94.47%    28.62%   96.48%
---------------------------------------------------------------------------------------------------------------------------------

22. Interest Only

---------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                     Number of    Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full    Pct.
Interest Only          Loans       Balance     Principal   Gross    Current   Principal  Comb LTV  (incld. SS)    Doc      Owner
                                                Balance    Coupon     FICO     Balance                                   Occupied
---------------------------------------------------------------------------------------------------------------------------------
N                        4,830  $1,173,545,448     92.37%    7.499%       644  $242,970     81.97%      94.34%    27.08%   96.33%
---------------------------------------------------------------------------------------------------------------------------------
Y                          255      96,887,796       7.63     6.845       679   379,952      80.24       96.03     47.23    98.26
---------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647  $249,839     81.84%      94.47%    28.62%   96.48%
---------------------------------------------------------------------------------------------------------------------------------

23. UNITS

---------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                     Number of    Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full    Pct.
UNITS                  Loans       Balance     Principal   Gross    Current   Principal  Comb LTV  (incld. SS)    Doc      Owner
                                                Balance    Coupon     FICO     Balance                                   Occupied
---------------------------------------------------------------------------------------------------------------------------------
1                        4,715  $1,168,450,286     91.97%    7.438%       645  $247,816     81.78%      94.45%    29.42%   97.08%
---------------------------------------------------------------------------------------------------------------------------------
2                          349      90,484,033       7.12     7.561       662   259,267      82.58       96.15     17.66    94.53
---------------------------------------------------------------------------------------------------------------------------------
3                           12       5,792,975       0.46     7.849       671   482,748      83.51       86.30     40.96    64.47
---------------------------------------------------------------------------------------------------------------------------------
4                            9       5,705,951       0.45     7.708       652   633,995      80.22       80.22     25.45    37.01
---------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647  $249,839     81.84%      94.47%    28.62%   96.48%
---------------------------------------------------------------------------------------------------------------------------------

24. CITY

---------------------------------------------------------------------------------------------------------------------------------
                                                Pct. Of   Weighted  Weighted
                     Number of    Principal     Pool By     Avg.      Avg.      Avg.                Comb LTV   Pct. Full    Pct.
CITY                   Loans       Balance     Principal   Gross    Current   Principal  Comb LTV  (incld. SS)    Doc      Owner
                                                Balance    Coupon     FICO     Balance                                   Occupied
---------------------------------------------------------------------------------------------------------------------------------
CHICAGO                    167     $22,779,185      1.79%    7.944%       654  $136,402     84.83%      98.58%    30.39%   98.47%
---------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                104      38,199,369       3.01     7.217       647   367,302      80.52       92.70     27.38    97.01
---------------------------------------------------------------------------------------------------------------------------------
SAN JOSE                    94      42,343,771       3.33     7.330       641   450,466      81.11       92.76     20.65    97.51
---------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                  83      23,902,586       1.88     7.125       651   287,983      81.53       95.41     25.20    98.52
---------------------------------------------------------------------------------------------------------------------------------
OAKLAND                     73      27,098,514       2.13     7.259       663   371,213      81.83       94.27     18.35    93.27
---------------------------------------------------------------------------------------------------------------------------------

Other                    4,564   1,116,109,819      87.85     7.463       646   244,546      81.86       94.50     29.25    96.41
---------------------------------------------------------------------------------------------------------------------------------
Total:                   5,085  $1,270,433,245    100.00%    7.449%       647  $249,839     81.84%      94.47%    28.62%   96.48%
---------------------------------------------------------------------------------------------------------------------------------